                                                    Evergreen


                                                  Long Term Bond
                                                       Funds

October 31, 1998

Semiannual Report



                                              [PICTURE APPEARS HERE]


[LOGO OF EVERGREEN FUNDS(SM) APPEARS HERE]

--------------------------------------------------------------------------------
                                Table of Contents
--------------------------------------------------------------------------------


Letter to Shareholders ...................................................    1

For Your Information .....................................................    2

Evergreen Diversified Bond Fund

   Fund at a Glance ......................................................    3

   Portfolio Manager Interview ...........................................    4

Evergreen High Yield Bond Fund

   Fund at a Glance ......................................................    7

   Portfolio Manager Interview ...........................................    8

Evergreen Strategic Income Fund

   Fund at a Glance ......................................................   10

   Portfolio Manager Interview ...........................................   11

Evergreen U.S. Government Fund

   Fund at a Glance ......................................................   14

   Portfolio Manager Interview ...........................................   15

Financial Highlights

   Evergreen Diversified Bond Fund........................................   17

   Evergreen High Yield Bond Fund.........................................   19

   Evergreen Strategic Income Fund........................................   21

   Evergreen U.S. Government Fund.........................................   24

Schedule of Investments

   Evergreen Diversified Bond Fund........................................   26

   Evergreen High Yield Bond Fund.........................................   31

   Evergreen Strategic Income Fund........................................   36

   Evergreen U.S. Government Fund.........................................   41

Statements of Assets and Liabilities......................................   42

Statements of Operations .................................................   43

Statements of Changes in Net Assets.......................................   44

Combined Notes to Financial
Statements ...............................................................   47





--------------------------------------------------------------------------------
                                 Evergreen Funds
--------------------------------------------------------------------------------


Evergreen Funds is one of the nation's fastest growing investment companies with approximately $50 billion in assets under management.

With over 70 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.




This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.




              ------------------------------------------------------------------
Mutual Funds:   ARE NOT FDIC INSURED    May lose value . Are not bank guaranteed
              ------------------------------------------------------------------

                           Evergreen Distributor, Inc.
      Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  December 1998


                   [PHOTO OF WILLIAM M. ENNIS APPEARS HERE]

                                William M. Ennis
                                Managing Director

Dear Shareholders:

We are pleased to provide you the Evergreen Long Term Bonds Funds semiannual report covering the period ended October 31, 1998.

Market Volatility

The financial markets have certainly experienced volatility in the past several months. Concerns of foreign currency devaluation, political turbulence and instability abroad have produced an uncertain market. Through September, the market all but lost its year-to-date gains, and then in November was on the rise, reaching new highs. We encourage you to take this opportunity to talk to your financial representative and review your investment time horizon and ensure you are on track with your goals.

Introduction of the Euro

On January 1, 1999, eleven European countries will adopt the euro as their currency. On this date, the wholesale markets and government and financial sectors will convert to the euro, and new securities will be issued in euro denomination only. Full conversion to the new currency will not be completed until 2002. The Evergreen Strategic Income Fund, which is in this report, owns securities in one or more of the European Union countries.

At this point it is still unclear how the euro conversion will affect foreign exchange rates, interest rates and the value of European securities, but we believe the potential benefits to globally oriented investors are significant. They include changes in currency risk, increased competition, and a central bank. Foreign exchange risk may decrease for the countries participating in the European Union; however, currency risk associated with rises and declines of the value of the euro versus the dollar will still exist. Most noticeable for investors will be the ability to compare the value of companies across the European Union member countries without having to factor in the effect of fluctuating currencies. Increased competition resulting from deregulation and economic unification may produce a wave of merger and acquisition activity, which could present attractive investment opportunities for those able to identify the companies most inclined to benefit from restructuring. Finally, the European Central Bank, comparable to the U.S. Federal Reserve, will provide European Union countries with a unified monetary policy for the first time.

If you have any questions about the funds in this report or any other Evergreen Funds, please contact your financial representative or call us at 800.343.2898, and we will be happy to assist you.

Thank you for your continued investment with Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
Managing Director
Evergreen Funds

                              For Your Information
                              --------------------


Good News!

Effective for the 1998 Tax Year, long-term capital gains taxes are reduced to 20%.

Year 2000/1/
We have been addressing the Year 2000 issue since February 1996 and have adopted an industry best practices methodology for the project. Our team is on schedule to complete the following milestones: Inventory and Assessment, Remediation, Testing and Contingency. Although Evergreen Funds is striving to identify and correct every issue under our control related to the Year 2000, it would be impossible to guarantee a problem-free transition into the next millennium. Our goal, however, is that our shareholders experience virtually no impact on the products and services we deliver.

Cost Savings
In an effort to achieve efficiencies and cost savings, we are combining your funds' required mailings so you only receive one per household, based on the registration last name and exact address./2/ This reduces the mailing costs, not to mention the amount of paper needed to print, which in turn benefits your funds by reducing the overall expenses. If you prefer to receive separate copies of reports and prospectuses for each registered holder in your household, please notify us by calling the number on your statement and we will adjust our records accordingly.

New Evergreen Funds
Evergreen introduces three new funds:

Evergreen Tax Strategic Equity Fund: seeks to maximize the after-tax total return on its portfolio of investments by using a combination of stock selection strategies and trading techniques.

Evergreen Select Equity Index Fund: seeks investment results that achieve price and yield performance similar to the S&P 500 Index.

Evergreen Masters Fund: blends growth and value, large- and mid-cap stocks into one convenient portfolio. Diversification is taken one step further by employing four management teams, Evergreen, MFS, Oppenheimer, and Putnam.

Talk to your financial representative or call us at 800.343.2898 for a prospectus and more information.



/1/ The information above constitutes Year 2000 readiness disclosure.
/2/ If you purchased your shares through a financial representative, we may not be able to consolidate your mailings by last name and address, because that institution controls the mailings.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 30, 1998

We maintained our long-term investment approach, focusing on individual industries and companies.

                                    Portfolio
                                   Management
                             ------------------------
                  [PHOTO OF CHRISTOPHER CONKEY APPEARS HERE]

                             Christopher Conkey, CFA
                              Tenure: January 1994
--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
                            [GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 10/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                            Class A Class B Class C   Class Y
Inception Date                              1/20/98 9/11/35  4/7/98   2/11/98
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 -2.56%   -3.04%    0.94%     n/a
 ................................................................................
6 months w/o sales charge                   2.30%    1.92%    1.93%    1.46%
 ................................................................................
1 year with sales charge                      --     1.04%     --       n/a
 ................................................................................
1 year w/o sales charge                       --     6.04%     --       --
 ................................................................................
5 years                                       --     5.63%     --       --
 ................................................................................
10 years                                      --     7.12%     --       --
 ................................................................................
Since Inception**                          -1.73%    6.97%    0.33%    2.28%
 ................................................................................
Maximum Sales Charge                        4.75%    5.00%    1.00%     n/a
                                        Front End     CDSC     CDSC
 ................................................................................
30-day SEC Yield                            5.88%    5.11%    5.13%    6.13%
 ................................................................................
6-month distributions per share            $0.50    $0.44    $0.44    $0.41
 ................................................................................

*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares; these classes opened in 1998 and do not have annual returns yet.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                                Class B Shares      LBABI            CPI
10/31/88                             10000          10000           10000
10/31/89                             10504          11190           10449
10/31/90                              9916          11896           11107
10/31/91                             11761          13777           11431
10/31/92                             13149          15132           11797
10/31/93                             15133          16928           12122
10/31/94                             14181          16307           12438
10/31/95                             15887          18859           12787
10/31/96                             16942          19962           13170
10/31/97                             18768          21742           13444
10/31/98                             19901          23765           13627

Comparison of a $10,000 investment in Evergreen Diversified Bond Fund Class B, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based unmanaged fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform
during the six months ended October 31, 1998?


Evergreen Diversified Bond Fund's Class B shares generated a total return of 1.9% for the six-month period, unadjusted for sales charges. The newly opened classes, A, C and Y, returned 2.3%, 1.9% and 1.5%, respectively, unadjusted for any sales charges, for the same six months. In comparison, the Lehman Brothers Aggregate Bond Index produced a 5.5% return during that same time.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 10/31/98)

  Total Net Assets                                                $535,323,929
 ................................................................................
  Average Credit Quality                                                    A+
 ................................................................................
  Average Maturity                                                  12.1 years
 ................................................................................
  Average Duration                                                   5.2 years
 ................................................................................

We attribute the Fund's underperformance to its emphasis on investments other than U.S. government securities. Historically, a diverse mix of fixed-income securities has produced higher returns than a portfolio that relies solely on U.S. Treasuries. For the last three months of the reporting period, however, U.S. Treasuries with longer maturities experienced greater price appreciation than many other securities because of a "flight-to-quality" that took place in the global financial markets. We believe this was a temporary phenomenon. Longer term, we expect the market to return to conditions that are more characteristic of historical standards, where diversification provides shareholders with more generous total returns.

What was the investment environment like during the reporting period?

There were two distinct environments. The first half of the period was a continuation of what had been recent trends with relatively stable interest rates, rising U.S. stock prices and corporate bonds outperforming U.S. Treasuries. The investment environment, however, changed dramatically in the second half of the period. During that time, investors experienced a "flight-to-quality" that drove long-term U.S. Treasury bond yields to historic lows and their prices significantly higher. The 30-year U.S. Treasury reached a low yield of 4.72% on October 5, 1998.

What caused this "flight-to-quality"?

Investors became increasingly concerned about the fragility of the world's financial markets, ultimately fearing a severe worldwide economic slowdown. These concerns were prompted by several events, in addition to ongoing problems in Asia and developing countries.

On July 17, 1998, the U.S. equity market, as measured by the Dow Jones Industrial Average Index, reached a peak and then began to fall. The following month, Russia effectively defaulted on its debt. Investors sought safety and liquidity with increasing intensity. Prices of the highest quality bonds, particularly U.S. Treasuries, rose dramatically. Many bonds other than U.S. Treasuries, such as high quality corporate bonds, were perceived by many investors to have too much credit risk and not enough liquidity for the yield advantage they provided over U.S. Treasuries. As a result, the prices of non-U.S. Treasuries did not move up as much as their U.S. government counterparts. The more limited price movement caused the yield advantages provided by investment grade and high yield bonds, relative to U.S. Treasuries, to double, and the yield advantage provided by developing countries

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

compared to U.S. Treasuries, to triple. The relative value of corporate bonds had improved significantly by the end of the period. At that time, the yield advantage they offered over U.S. Treasuries was greater than it had been since 1991.

In the midst of these concerns, the largest U.S. hedge fund--a private investment account that uses leveraged, high-risk trading strategies--sought financial assistance to avoid insolvency. Hedge funds are not subject to the same regulations as mutual funds. The strategies of this fund were believed to have far-reaching international effects and involved the capital of many Wall Street firms that typically could help provide needed liquidity. The situation fueled investor concerns about the fragility of the global financial markets and strengthened demand for only the safest, most liquid investments.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 10/31/98 net assets)

                           [PIE CHART APPEARS HERE]

        Corporate Bonds -- 51.6%
        Collateralized Mortgage Obligations -- 14.1%
        U.S. Treasury Obligations -- 10.6%
        Foreign Corporate Bonds -- 9.3%
        Asset-backed Securities -- 5.8%
        Repurchase Agreements -- 4.6%
        Mortgage-backed Securities -- 3.5%
        Other Investments and Other Assets & Liabilities (net) -- 0.5%

How did you manage the Fund over the past six months?

We maintained our long-term investment approach, focusing on individual industries and companies. We continued to thoroughly analyze and understand the financial operations of the companies we followed, particularly studying how they would function at various points in the economic cycle. Companies that are selected to be in the portfolio are subject to ongoing credit reviews. If we believed in the long-term creditworthiness and relative value of a company, we held the position, rather than letting external--and perhaps sometimes irrational--market factors dictate our decision-making process.

For the Fund's high yield portion, we emphasized defensive industries; those industries whose profits are less dependent on economic cycles. The Fund's heaviest weightings were in the cable, food, gaming and publishing industries, as of October 31, 1998. In contrast, we minimized the Fund's holdings in high risk industries, such as telecommunications, and in cyclical industries; those businesses whose profits are closely tied to the ups and downs of the economy.

During the reporting period, we made several adjustments to the Fund's structure which, we believe, should enhance future potential for total return. We upgraded average credit quality from A to A+. We accomplished this primarily by reducing holdings in high yield bonds from 23% on April 30, 1998 to 19% on October 31, 1998. The Fund's high yield investments centered on BB- rated bonds, which are considered to be the strongest credit tier in the high yield bond sector. We also decreased the Fund's international holdings from 16% to 9% at the end of the

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Diversified Bond Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

period. The Fund's foreign position--primarily Danish securities--was hedged to U.S. dollars. Further, in recognition of the historically low levels to which interest rates had fallen and, in our opinion, the limited potential for a further decline in interest rates, we modestly shortened the Fund's average maturity. As of October 31, 1998, the Fund's average maturity stood at 12.1 years.

--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                                 AAA -- 30.5%
                                 A -- 19.8%
                                 AA -- 14.4%
                                 BBB -- 13.8%
                                 BB -- 12.4%
                                 B -- 9.1%

What is your outlook for the bond market over the next six months?

We believe the bond market offers attractive potential for total return over the next six months. Global economies and financial markets appear to be regaining some stability, which has had a positive effect on investor confidence. Further, we think that the greatly increased yield advantages have created attractive relative value in several sectors of the bond market. The combination of these factors has improved the possibility for price appreciation, in our opinion.

We attribute much of the improvement in the market's stability to policy decisions that have been made at both the international and national levels. In an effort to stem a global slowdown, the Federal Reserve Board cut interest rates twice during the reporting period and once more in November 1998, as this report was being written. Further, Japanese lawmakers have passed legislation to strengthen their banking system and the International Monetary Fund has developed what we believe is a credible rescue package for Brazil.

Although we still anticipate slower economic growth, we believe these policies have reduced--and continue to reduce--the chances of a worldwide recession. Further, we are optimistic that these trends could be ongoing. With minimal inflationary pressures and more stable market conditions, we anticipate long-term interest rates, based on the 30-year U.S. Treasury, to moderate, trending around 5%.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------
                     Fund at a Glance as of October 31, 1998

We believe the Fund's underperformance primarily stemmed from the price declines of its premium yielding bonds, which typically carry higher credit risk during unusually difficult market conditions.

                                   Portfolio
                                  Management
                                 ------------

              [PHOTO OF PRESCOTT B. CROCKER, CFA APPEARS HERE]

                            Prescott B. Crocker, CFA
                              Tenure: February 1997

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 10/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/ Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBABI and the MLHYMI are unmanaged indices and do not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                           PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                   Class A   Class B   Class C    Class Y
Inception Date                     1/20/98   9/11/35   1/21/98    4/14/98
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge         -15.43%   -15.80%   -12.41%      n/a
 ................................................................................
6 months w/o sales charge          -11.21%   -11.55%   -11.56%    -11.10%
 ................................................................................
1 year with sales charge              --      -9.50%      --        n/a
 ................................................................................
1 year w/o sales charge               --      -5.10%      --        --
 ................................................................................
5 years                               --       2.51%      --        --
 ................................................................................
10 years                              --       5.77%      --        --
 ................................................................................
Since Inception**                  -13.26%     8.24%   -10.33%    -11.33%
 ................................................................................
Maximum Sales Charge                 4.75%     5.00%     1.00%      n/a
                                   Front End    CDSC      CDSC
 ................................................................................
30-day SEC Yield                     10.02%    9.25%     9.24%     10.27%
 ................................................................................
6-month distributions per share      $0.18    $0.17     $0.17      $0.19
 ................................................................................
*  Adjusted for maximum sales charge.
** Represents cumulative returns for Class A, C, and Y shares; these classes opened in 1998 and do not have annual returns yet.

--------------------------------------------------------------------------------
                                Long Term Growth
--------------------------------------------------------------------------------

                     Class B Shares      LBABI           CPI           MLHYMI

 10/31/88                10000           10000          10000           10000
 10/31/89                 9768           11190          10449           10490
 10/31/90                 7903           11896          11107            9822
 10/31/91                10479           13777          11431           13213
 10/31/92                12086           15132          11797           15556
 10/31/93                15283           16928          12122           18437
 10/31/94                14212           16307          12438           18455
 10/31/95                15331           18859          12787           21620
 10/31/96                16274           19962          13170           23968
 10/31/97                18469           21742          13444           27284
 10/31/98                17527           23765          13627           27558

Comparison of a $10,000 investment in Evergreen High Yield Bond Fund Class B, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index
(CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

The Merrill Lynch High Yield Master Index is a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. The index currently captures close to $200 billion of the outstanding debt of domestic market issuers rated below investment grade but not in default.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

How was the Fund's performance over the past 6-months?

The total return for the Fund's Class B shares was -11.6%, unadjusted for any sales charge, for the six months ended October 31, 1998. In comparison, the Chase High Yield Index returned -2.1% and the Lehman Aggregate Bond Index returned -5.9% during the same six months. Unlike a mutual fund, these indices incur no operating expenses, which would further reduce their total returns.

As you are aware, financial markets can be subject to temporary, wide price swings, which can dramatically alter a fund's short-term performance. These conditions can be unsettling for even the most seasoned investor; however, they serve as reminders of the importance of maintaining a longer-term perspective. For the 12-months ending November 30, 1998, the Fund's Class B shares generated a return of -0.52%, unadjusted for sales charges, compared to the median return of 2.4%, produced by the Chase High Yield Index and 9.45% returned by the Lehman Aggregate Bond Index.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 10/31/98)

  Total Net Assets                                            $403,331,554
 ...............................................................................
  Average Credit Quality                                                 B
 ...............................................................................
  Average Maturity                                               9.0 years
 ...............................................................................
  Average Duration                                               4.5 years
 ...............................................................................

We believe the Fund's underperformance primarily stemmed from the price declines of its premium yielding bonds, which typically carry higher credit risk during unusually difficult market conditions. During the period, several unexpected market events occurred which ignited a swift and dramatic "flight-to-quality", causing prices in the high yield bond sector to fall sharply. Historically, price distortions of these magnitudes often have presented attractive long-term investment opportunities. We are closely monitoring the Fund's holdings and believe that longer term, conditions in the credit markets will return to more normal relationships, based on historical standards.

--------------------------------------------------------------------------------
                            PORTFOLIO CREDIT QUALITY
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                              B -- 70.3%
                              Not rated -- 17.9%
                              BB -- 6.9%
                              CCC -- 4.3%
                              CC -- 0.6%

What caused this "flight-to-quality"?

Three events--currency devaluations in Russia, currency controls in Malaysia and the insolvency of the largest U.S. hedge fund--triggered a massive "flight-to-quality", which took place in August 1998. The first half of the reporting period was characterized by relatively stable interest rates and a high degree of investor confidence--an environment in which premium yielding bonds typically thrive. When these unexpected events unfolded, however, market sentiment shifted abruptly as investors became increasingly concerned about the fragility of global financial systems.

In the middle of August, the Russian government devalued the country's currency and then defaulted on its domestic debt. Investors were particularly surprised because this occurred approximately two weeks after Russia had successfully issued a $200 million Eurobond offering. A Eurobond is the bond offering of a foreign issuer, denominated in U.S. dollars. Shortly thereafter, the government of Malaysia imposed currency controls, just as Asian regional currencies had begun to exhibit strength. This action again surprised investors because it violated previously held beliefs

--------------------------------------------------------------------------------
                                   EVERGREEN
                             High Yield Bond Fund
--------------------------------------------------------------------------------
                           Portfolio Manager Interview

about the international practice of open currency conversion. Finally, in the midst of these international problems, the largest hedge fund in the United States declared insolvency. A hedge fund is a private investment account that often engages in complex, leveraged trading strategies. Hedge funds are not subject to the same regulations as mutual funds. The strategies were believed to have far-reaching international effects and involved the capital of many Wall Street firms that otherwise could help provide needed liquidity. The combination of these three events caused investors to seek securities carrying the highest degree of safety and liquidity, specifically U.S. Treasuries. Demand for U.S. Treasuries soared and demand for high yield bonds declined sharply, when investors required greater yield advantages as compensation for undertaking credit risk. As the yields of high yield bonds rose, their prices fell.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                        Corporate Bonds -- 77.3%
                        Foreign Corporate Bonds -- 9.1%
                        Repurchase Agreements -- 7.0%
                        Preferred Stocks -- 5.8%
                        Common Stocks and Warrants -- 0.8%

How did you manage the Fund during this difficult investment environment?

We prepared for market conditions that might penalize risk further, specifically employing three strategies. First, as the market rallied, we reduced holdings in CCC-rated securities from 10% to 4%, as of October 31, 1998. Second, with expectations of a resumption of a weaker environment for equities, we also sold the bonds of issuers whose financial soundness was dependent on raising capital in the stock market. Our third strategy was based on our outlook for the economy. We lowered our positions in industries whose profits were tied to the ups-and-downs of the economy, in anticipation of slower economic growth. In contrast, we increased the Fund's position in industries whose profits were less dependent on economic cycles, such as food distribution and healthcare.

What is your outlook for high yield bonds over the next six months?

We remain cautious about the stability of the global financial markets and continuing deflationary price pressures in the world's economies. As we head into the final months of 1998, market sentiment has turned positive and has been expressed by a significant rally in the stock market, in response to the Federal Reserve Board cutting interest rates. Shortly after the close of this reporting period, the Federal Reserve Board cut interest rates for the third time this fall. While the stock market has rallied to new highs, however, U.S. Treasuries have experienced substantial price declines. At least for the time being, the "flight-to-quality" has dissipated and investors appear to have greater confidence in the future of the financial markets. Over the near term, we intend to prepare our funds for the possibility of a less exuberant stock market environment. We will continue to exercise prudence in this environment, watching for developments that could indicate the longer-term direction of the world's economies and financial markets.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                    Fund at a Glance as of October 31, 1998


We attribute the Fund's negative return to the unusually challenging investment environment that occurred in the last three months of the reporting period.


                                   Portfolio
                                  Management
                       --------------------------------


                  [PHOTO OF PRESCOTT B. CROCKER APPEARS HERE]

                            Prescott B. Crocker, CFA
                              Tenure: February 1997


--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
                 Morningstar's Style Box is based on a portfolio date as of 10/31/98.
[GRAPHIC APPEARS
  HERE] The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

                 /1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBABI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------
                                 Class A  Class B  Class C   Class Y
Inception Date                   4/14/87   2/1/93   2/1/93   1/13/97
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge         -8.24%   -8.64%   -4.93%    n/a
 ................................................................................
6 months w/o sales charge          -3.66%   -3.99%   -4.00%  -3.57%
 ................................................................................
1 year with sales charge           -3.22%   -3.73%    0.06%    n/a
 ................................................................................
1 year w/o sales charge             1.61%    1.02%    1.01%   1.88%
 ................................................................................
5 years                             3.32%    3.28%    3.57%    --
 ................................................................................
10 years                            6.96%     --       --      --
 ................................................................................
Since Inception                     6.75%    6.76%    6.96%   3.44%
 ................................................................................
Maximum Sales Charge                4.75%    5.00%    1.00%    n/a
                                 Front End   CDSC     CDSC
 ................................................................................
30-day SEC Yield                    7.86%    7.09%    7.09%   8.12%
 ................................................................................
6-month distributions per share    $0.25    $0.22    $0.22   $0.25
 ................................................................................
*  Adjusted for maximum sales charge.


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

         Class A Shares           LBABI          CPI
10/31/88                     9525          10000          10000
10/31/89                     9828          11190          10449
10/31/90                     7572          11896          11107
10/31/91                    10234          13777          11431
10/31/92                    11957          15132          11797
10/31/93                    15848          16928          12122
10/31/94                    15165          16307          12438
10/31/95                    16085          18859          12787
10/31/96                    17586          19962          13170
10/31/97                    19282          21742          13444
10/31/98                    19592          23765          13627


Comparison of a $10,000 investment in Evergreen Strategic Income Fund Class A, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged, fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


How did the Fund perform during the reporting period?

The Fund's Class A shares experienced a total return of -3.7% for the six months ended October 31, 1998, unadjusted for any sales charges. While we never like to see negative returns, these results compare favorably to the median return of -4.6% generated by the multi-sector funds followed by Lipper Analytical Services for the same period. Lipper Analytical Services is an independent monitor of mutual fund performance. As you are aware, financial markets can be subject to temporary wide price swings which can dramatically alter a Fund's short-term performance. These conditions can be unsettling for even the most seasoned investor; however, they serve as reminders of the importance of maintaining a long-term perspective. Over the long run, the Fund has produced solid--and very competitive--investment results. For the 12-months ending November 30, 1998, the Fund's Class A shares generated a return of 4.57%, unadjusted for sales charges, compared to the average return of 2.10%, produced by the multi-sector income funds followed by Lipper Inc.


                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 10/31/98)

  Total Net Assets                                          $285,504,659
 ...............................................................................
  Average Credit Quality                                               A
 ...............................................................................
  Average Maturity                                             9.0 years
 ...............................................................................
  Average Duration                                             5.2 years
 ...............................................................................


We attribute the Fund's negative return to the unusually challenging investment environment that occurred in the last three months of the reporting period. During this time, two of the sectors in which the Fund invests--the emerging market component of the foreign sector and high yield bonds--experienced sudden and significant price declines. This price movement offset the positive returns produced by the Fund's investments in U.S. government securities. We believe this was a temporary phenomenon and that longer term, more conventional price relationships will be restored.


How was the Fund structured at the end of the reporting period?


As of October 31, 1998, the Fund was invested as follows: High yield bonds--34%, U.S. Treasury and agency securities--33% and foreign bonds--29%. Foreign government bond holdings represented 20% of net assets and included the governments of the United Kingdom and Greece, the government of Quebec and Danish mortgage-backed securities. Approximately 9% of the Fund's net assets were invested in foreign corporate bond holdings, which included Latin America and multi-national debt obligations.

--------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                        (based on 10/31/98 net assets)

                           [PIE CHART APPEARS HERE]

                    Corporate Bonds--34.2%
                    Foreign Corporate Bonds--29.0%
                    Mortgage-backed Securities--28.4%
                    U.S. Treasury Obligations--4.9%
                    Repurchase agreements--1.4%
                    Other Assets and Liabilities, net--0.9%
                    Asset-backed Securities--0.7%
                    Common stocks and warrants--0.5%

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


What caused the investment environment to be so challenging?

Three unexpected events--currency devaluations in Russia, currency controls in Malaysia and the insolvency of the largest U.S. hedge fund/1/--triggered a massive "flight-to-quality" in August 1998. This environment stood in stark contrast to the one that existed earlier in the period. For the first three months of the reporting period, a continuation of what had been recent trends characterized market conditions: stable interest rates, a high degree of investor confidence and price relationships that reflected historical market standards.

In the middle of August, the Russian government devalued the country's currency and then defaulted on its domestic debt. Investors were particularly surprised because this occurred approximately two weeks after Russia had successfully issued a $200 million Eurobond/2/ offering. Shortly thereafter, the government of Malaysia imposed currency controls, just as Asian regional currencies had begun to exhibit strength. This action surprised investors because it violated previously held beliefs about the international practice of open currency conversion. Finally, in the midst of these international problems, the largest hedge fund in the United States declared insolvency. The investment strategies used by its traders had been extremely complex and were believed to have far-reaching international effects. The hedge fund's investments also involved the capital of several Wall Street firms and banks. This both severely limited Wall Street's ability to help restore some of the needed liquidity and contributed to investor concerns about the global financial markets. Ultimately, in a highly unusual move, the Federal Reserve Bank arranged a rescue package for the hedge fund, which restored some stability to the credit markets.

The combination of these events caused investors to avoid risk and seek securities that carried the highest degree of safety and liquidity, specifically U.S. Treasuries and high quality foreign bonds that were believed to have minimal sovereign risk. At the same time, investors began to require greater yield advantages for securities carrying credit risk, sovereign risk and limited liquidity. These market conditions drove the prices of U.S. Treasuries and high quality foreign government bonds higher and put increasing downward pressure on the prices of other securities, particularly high yield and emerging market bonds.


--------------------------------------------------------------------------------
                                PORTFOLIO QUALITY
--------------------------------------------------------------------------------
                     (based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                                AAA--38.2%
                                B--30.9%
                                BB--9.7%
                                CCC--6.8%
                                AA--5.9%
                                A--4.6%
                                BBB--2.7%
                                Not Rated--1.2%


What strategies did you use in managing the Fund?


We emphasized quality and flexibility. We maintained the Fund's exposure to U.S. government securities and high quality foreign bonds, and limited investment in high yield and emerging market bonds. We selected U.S. Treasuries in the 10 to 15-year maturity range, keeping the Fund's duration between four and six years. Expressed in years, duration measures a Fund's sensitivity to interest rate changes. The longer a fund's duration,




/1/A hedge fund is a private investment account that often engages in complex, leveraged trading strategies. Hedge funds are not subject to the same regulations as mutual funds.
/2/A Eurobond is the bond offering of a foreign issuer, denominated in U.S.
   dollars.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             Strategic Income Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview


the more sensitive it is to interest rate changes. In contrast, a shorter duration decreases a fund's sensitivity to changes in interest rates. The Fund's shorter duration improved price stability when market conditions were unsettled, and bonds experienced unusually wide price fluctuations. As of October 31, 1998, the average quality of the Fund was A, its duration was 5.2 years and its average maturity stood at 9 years. We also believe the Fund's currency hedges contributed to total return by being well-positioned to take advantage of short-term price opportunities in the foreign exchange markets.


What is your outlook over the next 6-months?


We remain cautious about the stability of global financial markets and continuing deflationary price pressures in the world's economies. As we head into the final months of 1998, market sentiment has turned positive and been expressed by a significant rally in the stock market in response to the Federal Reserve Board cutting interest rates. Shortly after the close of this reporting period, the Federal Reserve Board cut interest rates for the third time this fall. While the stock market has rallied to new highs, U.S. Treasuries have experienced substantial price declines. At least for the time being, the "flight-to-quality" has dissipated and investors appear to have greater confidence in the future of the financial markets. Over the near term, we intend to prepare our funds for the possibility of a less exuberant stock market environment. We will continue to exercise prudence in this environment, watching for developments that could indicate the longer-term direction of the world's economies and financial markets.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. Government Fund
--------------------------------------------------------------------------------

                     Fund at a Glance as of October 31, 1998

We took a more aggressive stance and increased the portfolio's duration from 4.4 years to 4.8 years during the six months. Performance was favorably impacted by this strategy as interest rates fell markedly during the period.

                                    Portfolio
                                   Management
                          ------------------------------
                   [PHOTO OF ROLLIN C. WILLIAMS APPEARS HERE]

                             Rollin C. Williams, CFA
                              Tenure: January 1993

--------------------------------------------------------------------------------
                            CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------
[GRAPHIC APPEARS HERE]

Morningstar's Style Box is based on a portfolio date as of 10/31/98.

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

/1/Source: 1998 Morningstar, Inc.

Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The LBITGBI is an unmanaged index and does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS*
--------------------------------------------------------------------------------

                                           Class A   Class B  Class C  Class Y
Inception Date                             1/11/93  1/11/93   9/2/94   9/2/93
 ................................................................................
Average Annual Returns
 ................................................................................
6 months with sales charge                 0.45%     0.07%     4.06%      n/a
 ................................................................................
6 months w/o sales charge                  5.46%     5.07%     5.06%    5.60%
 ................................................................................
1 year with sales charge                   3.75%     3.12%     7.12%      n/a
 ................................................................................
1 year w/o sales charge                    8.93%     8.12%     8.12%    9.20%
 ................................................................................
3 years                                    5.51%     5.55%     6.44%    7.50%
 ................................................................................
5 years                                    5.20%     5.16%      --      6.49%
 ................................................................................
Since Inception                            5.80%     5.84%     7.34%    6.42%
 ................................................................................
Maximum Sales Charge                       4.75%     5.00%     1.00%      n/a
                                       Front End      CDSC      CDSC
 ................................................................................
30-day SEC yield                           4.98%     4.24%     4.24%    5.25%
 ................................................................................
6- month distribution per share           $0.29     $0.26     $0.26    $0.30
 ................................................................................

*  Adjusted for maximum sales charge

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                           Class A Shares        LBITGBI             CPI
   1/31/93                       9525             10000             10000
  10/31/93                      10178             10628             10217
  10/31/94                       9775             10447             10484
  10/31/95                      11164             11679             10778
  10/31/96                      11716             12341             11101
  10/31/97                      12638             13246             11332
  10/31/98                      13766             14506             11487


Comparison of a $10,000 investment in Evergreen U.S. Government Fund Class A, versus a similar investment in the Lehman Brothers Intermediate Term Government Bond Index (LBITGBI) and the Consumer Price Index (CPI).

The Lehman Brothers Intermediate Term Government Bond Index is an unmanaged fixed-income index of U.S. government securities with maturities of less than 10 years.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. Government Fund
--------------------------------------------------------------------------------

                           Portfolio Manager Interview

How did the Fund perform during the past six months?

For the six months ended October 31, the Evergreen U.S. Government Fund's Class A, B and C shares returned 5.5%, 5.1%, and 5.1%, respectively, unadjusted for any sales charges. Class Y shares returned 5.6% for the six-month period. This compares to the Fund's benchmark, the Lehman Brothers Intermediate Term Government Bond Index, return of 6.3% and the 5.7% average return of general U.S. government funds tracked by Lipper Inc., an independent monitor of mutual fund performance. The Fund's solid six-month return can be attributed to our favorable duration strategy during a period of declining rates as well as an exceptional period for U.S. Treasuries.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 10/31/98)

  Total Net Assets                                            $373,451,637
 ...............................................................................
  Average Credit Quality                                               AAA
 ...............................................................................
  Average Maturity                                               8.7 years
 ...............................................................................
  Average Duration                                               4.8 years
 ...............................................................................

What was the environment like for fixed income investors during the period?

Over the past six months fixed income investors witnessed a continuation of themes from earlier in the year: low inflation, a spreading global economic crisis, a flight to quality bonds and widening spreads between Treasuries and all other fixed income securities. Against this backdrop, U.S. Treasuries proved to be the overwhelming asset class of choice, enjoying strong performance as global investors sought a safe haven from volatile global markets. Consequently, the Fund's nearly 50% weighting of Treasuries fueled strong relative performance. In addition, interest rates continued to trend lower which, in turn, boosted bond prices across the board. The yield on the bellwether 30-year Treasury Bond fell from 5.95% to 5.16% during the six months. Underscoring this decline were two interest rate cuts by the Federal Reserve Board undertaken to insulate the U.S. from the global turmoil, with a third cut which took place after the semiannual fiscal period in mid-November.

--------------------------------------------------------------------------------
                               MATURITY BREAKDOWN
--------------------------------------------------------------------------------
(based on 10/31/98 portfolio assets)

                           [PIE CHART APPEARS HERE]

                              1-5 years -- 51.5%
                              0-1 years -- 15.4%
                              5-10 years -- 12.7%
                              10-20 years -- 9.4%
                              20-30 years -- 8.5%
                              30+ years -- 2.5%

What particular strategies did you use during the period?

At the beginning of the fiscal period, we felt there was a strong possibility the U.S. economy would slow and, in response, the Fed would ease interest rates to stimulate the economic growth. Consequently, we took a more aggressive stance and increased the portfolio's duration from 4.4 years to 4.8 years during the six months. Performance was favorably impacted by this strategy as interest rates fell markedly during the period.

--------------------------------------------------------------------------------
                                   EVERGREEN
                             U.S. Government Fund
--------------------------------------------------------------------------------

                          Portfolio Manager Interview

During the final half of the period, we purchased additional lower coupon mortgages to maintain the yield component of the Fund. We also selectively added corporate bonds because we felt their recent underperformance presented some attractive opportunities. As of October 31, the portfolio consisted of 44.2% Treasuries/Agencies, 48.6% mortgages, 6.3% corporate bonds and 0.9% short-term cash.

Were there any noteworthy adjustments to the Fund?

The CoreFund Government Income Fund merged into the Evergreen U.S. Government Fund in mid-July. As a result, net assets increased by approximately $25 million, and as of October 31 stood at $373 million. Due to the CoreFund's similarity in asset mix, the transition was seamless.

What is your outlook for the final half of the fiscal year?

Looking to the final months of 1998 and beyond, we maintain a very cautious outlook and recognize that global volatility will likely continue to filter back to the U.S. financial markets in the near term. We have begun looking to increase exposure to sectors that have recently been out-of-favor and represent attractive opportunities; namely corporate bonds and mortgages. In addition, we anticipate maintaining a modestly long duration as interest rates stay in their trading range and possibly trend lower.

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                               Six Months
                                                 Ended
                                            October 31, 1998    Period Ended
                                              (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  15.92          $  16.08
                                                --------          --------
 ................................................................................
INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
Net investment income                               0.50              0.30+++
 ................................................................................
Net realized and unrealized gains or
 losses on securities and foreign currency
 related transactions                              (0.13)            (0.16)#
                                                --------          --------
 ................................................................................
Total from investment operations                    0.37              0.14
                                                --------          --------
 ................................................................................
LESS DISTRIBUTIONS FROM NET INVESTMENT
 INCOME                                            (0.50)            (0.30)
                                                --------          --------
 ................................................................................
NET ASSET VALUE, END OF PERIOD                  $  15.79          $  15.92
                                                --------          --------
 ................................................................................
TOTAL RETURN+                                       2.30%             0.85%
 ................................................................................
RATIOS/SUPPLEMENTAL DATA
 ................................................................................
NET ASSETS, END OF PERIOD (THOUSANDS)           $464,829          $501,547
 ................................................................................
RATIOS TO AVERAGE NET ASSETS
 Expenses                                           1.21%++           1.08%++
 ................................................................................
 Expenses, after fee credits                        1.21%++           1.07%++
 ................................................................................
 Net investment income                              6.13%++           6.68%++
 ................................................................................
PORTFOLIO TURNOVER RATE                               44%              109%
 ................................................................................

                             Six Months
                               Ended                                 Year Ended August 31,
                          October 31, 1998    Period Ended    --------------------------------------
                            (unaudited)    April 30, 1998 (b)   1997      1996      1995      1994
------------------------------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          $ 15.92           $ 15.42       $  14.65  $  15.09  $  15.28  $  17.06
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
INCOME FROM INVESTMENT
 OPERATIONS
 ......................................................................................................
Net investment income            0.44              0.61+++        0.91      0.95      1.06      1.06
 ......................................................................................................
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions           (0.13)             0.50           0.84     (0.35)     0.11     (1.62)
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
Total from investment
 operations                      0.31              1.11           1.75      0.60      1.17     (0.56)
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................

LESS DISTRIBUTIONS
 ......................................................................................................
From net investment
 income                         (0.44)            (0.61)         (0.98)    (0.96)    (1.28)    (1.22)
 ......................................................................................................
Returns of Capital                  0                 0              0     (0.08)    (0.08)        0
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
Total distributions             (0.44)            (0.61)         (0.98)    (1.04)    (1.36)    (1.22)
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
NET ASSET VALUE, END OF
 PERIOD                       $ 15.79           $ 15.92       $  15.42  $  14.65  $  15.09  $  15.28
                              -------           -------       --------  --------  --------  --------
 ......................................................................................................
TOTAL RETURN+                    1.92%             7.26%         12.25%     4.03%     8.13%    (3.53%)
 ......................................................................................................
RATIOS/SUPPLEMENTAL DATA
 ......................................................................................................
NET ASSETS, END OF
 PERIOD (THOUSANDS)           $70,245           $70,113       $457,701  $559,792  $734,837  $814,245
 ......................................................................................................
RATIOS TO AVERAGE NET
 ASSETS
 Expenses                        1.96%++           1.93%++        1.88%     1.84%     1.81%     1.75%
 ......................................................................................................
 Expenses, after fee
  credits                        1.96%++           1.92%++        1.87%     1.83%       --        --
 ......................................................................................................
 Net investment income           5.38%++           5.74%++        6.07%     6.42%     7.05%     6.48%
 ......................................................................................................
PORTFOLIO TURNOVER RATE            44%              109%           138%      246%      178%      200%
 ......................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
  # The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
 (a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
 (b) For the eight months ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $15.92            $16.06
                                              ------            ------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.44              0.04+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.13)            (0.14)#
                                              ------            ------
 ................................................................................
 Total from investment operations               0.31             (0.10)
                                              ------            ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.44)            (0.04)
                                              ------            ------
 ................................................................................
 NET ASSET VALUE, END OF PERIOD               $15.79            $15.92
                                              ------            ------
 ................................................................................
 TOTAL RETURN+                                  1.93%            (0.60%)
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $  202            $   23
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       1.97%++           1.88%++
 ................................................................................
 Expenses, after fee credits                    1.97%++           1.88%++
 ................................................................................
 Net investment income                          5.44%++           6.11%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          44%              109%
 ................................................................................

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (b)
--------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $15.92            $16.03
                                              ------            ------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.41              0.24+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.13)            (0.11)#
                                              ------            ------
 ................................................................................
 Total from investment operations               0.28              0.13
                                              ------            ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.41)            (0.24)
                                              ------            ------
 ................................................................................
 NET ASSET VALUE, END OF PERIOD               $15.79            $15.92
                                              ------            ------
 ................................................................................
 TOTAL RETURN                                   1.46%             0.80%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $   48            $    7
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       0.96%++           0.83%++
 ................................................................................
 Expenses, after fee credits                    0.96%++           0.82%++
 ................................................................................
 Net investment income                          6.59%++           6.89%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          44%              109%
 ................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
# The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
(a) For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.
(b) For the period from February 11, 1998 (commencement of class operations) to April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
 CLASS A SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD        $   4.53          $   4.52
                                             --------          --------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                           0.18              0.11+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                 (0.68)             0.01
                                             --------          --------
 ................................................................................
 Total from investment operations               (0.50)             0.12
                                             --------          --------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                        (0.18)            (0.11)
                                             --------          --------
 ................................................................................
 NET ASSET VALUE, END OF PERIOD              $   3.85          $   4.53
                                             --------          --------
 ................................................................................
 TOTAL RETURN+                                 (11.21%)            2.57%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)       $324,331          $420,778
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                        1.25%++           1.24%++
 ................................................................................
 Expenses, after fee credits                     1.24%++           1.23%++
 ................................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                          1.33%++             --
 ................................................................................
 Net investment income                           8.46%++           8.48%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                           72%              155%
 ................................................................................

                              Six Months
                                Ended                                  Year Ended July 31,
                           October 31, 1998    Period ended    --------------------------------------
                             (unaudited)    April 30, 1998 (b)   1997      1996      1995      1994
-------------------------------------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $  4.53           $  4.37       $   4.10  $   4.42  $   4.68  $   5.13
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................
 Net investment income            0.16              0.25+++        0.32      0.32      0.38      0.38
 .......................................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (0.67)             0.16           0.28     (0.27)    (0.15)    (0.38)
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 Total from investment
  operations                     (0.51)             0.41           0.60      0.05      0.23         0
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 LESS DISTRIBUTIONS
 .......................................................................................................
 From net investment
  income                         (0.17)            (0.25)         (0.33)    (0.37)    (0.39)    (0.45)
 .......................................................................................................
 From capital gains                  0                 0              0         0     (0.10)        0
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 Total distributions             (0.17)            (0.25)         (0.33)    (0.37)    (0.49)    (0.45)
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $  3.85           $  4.53       $   4.37  $   4.10  $   4.42  $   4.68
                               -------           -------       --------  --------  --------  --------
 .......................................................................................................
 TOTAL RETURN+                  (11.55%)            9.57%         15.32%     1.38%     5.66%    (0.41%)
 .......................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .......................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $70,596           $96,535       $547,390  $593,681  $764,965  $766,283
 .......................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         2.00%++           1.94%++        1.96%     1.94%     2.03%     1.84%
 .......................................................................................................
 Expenses, after fee
  credits                         1.99%++           1.93%++        1.95%     1.93%       --        --
 .......................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   2.08%++             --             --        --        --        --
 .......................................................................................................
 Net investment income            7.70%++           7.27%++        7.63%     7.92%     8.64%     7.57%
 .......................................................................................................
 PORTFOLIO TURNOVER RATE            72%              155%           138%      116%       82%      110%
 .......................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.
 (b) For the nine months ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (a)
--------------------------------------------------------------------------------
 CLASS C SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 4.53            $ 4.52
                                              ------            ------
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.17              0.10+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.68)             0.01
                                              ------            ------
 ................................................................................
 Total from investment operations              (0.51)             0.11
                                              ------            ------
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.17)            (0.10)
                                              ------            ------
 ................................................................................
 NET ASSET VALUE END OF PERIOD                $ 3.85            $ 4.53
                                              ------            ------
 ................................................................................
 TOTAL RETURN+                                (11.56%)            2.35%
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $  971            $1,155
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       1.99%++           2.04%++
 ................................................................................
 Expenses, after fee credits                    1.97%++           2.01%++
 ................................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                         2.07%++             --
 ................................................................................
 Net investment income                          7.69%++           7.51%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          72%              155%
 ................................................................................

                                            Six Months
                                              Ended
                                         October 31, 1998    Period Ended
                                           (unaudited)    April 30, 1998 (b)
--------------------------------------------------------------------------------
 CLASS Y SHARES
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 4.53            $4.56
                                              ------            -----
 ................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ................................................................................
 Net investment income                          0.19             0.02+++
 ................................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.68)           (0.03)#
                                              ------            -----
 ................................................................................
 Total from investment operations              (0.49)           (0.01)
                                              ------            -----
 ................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.19)           (0.02)
                                              ------            -----
 ................................................................................
 NET ASSET VALUE, END OF PERIOD               $ 3.85            $4.53
                                              ------            -----
 ................................................................................
 TOTAL RETURN                                 (11.10%)          (0.27%)
 ................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $7,434            $  20
 ................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       0.93%++          1.09%++
 ................................................................................
 Expenses, after fee credits                    0.91%++          1.09%++
 ................................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                         1.07%++            --
 ................................................................................
 Net investment income                          9.11%++          8.21%++
 ................................................................................
 PORTFOLIO TURNOVER RATE                          72%             155%
 ................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
  # The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
 (a) For the period from January 22, 1998 (commencement of class operations) to April 30, 1998.
 (b) For the period from April 14, 1998 (commencement of class operations) to April 30, 1998.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months    Year Ended April
                                Ended             30,                Year Ended July 31,
                           October 31, 1998 -------------------    --------------------------
                             (unaudited)      1998      1997(a)     1996     1995      1994
-----------------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $   7.21     $   6.82    $  6.77    $  6.89  $  7.35  $   7.86
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ...............................................................................................
 Net investment income             0.25         0.50+++    0.37       0.54     0.64      0.61+++
 ...............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (0.51)        0.38       0.09      (0.09)   (0.45)    (0.44)
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 Total from investment
  operations                      (0.26)        0.88       0.46       0.45     0.19      0.17
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 LESS DISTRIBUTIONS
 ...............................................................................................
 From net investment
  income                          (0.25)       (0.49)     (0.41)     (0.52)   (0.63)    (0.64)
 ...............................................................................................
 Returns of capital                   0            0          0      (0.05)   (0.02)    (0.04)
 ...............................................................................................
 Total distributions              (0.25)       (0.49)     (0.41)     (0.57)   (0.65)    (0.68)
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $   6.70     $   7.21    $  6.82    $  6.77  $  6.89  $   7.35
                               --------     --------    -------    -------  -------  --------
 ...............................................................................................
 TOTAL RETURN+                    (3.66%)      13.20%      6.80%      6.84%    3.00%     1.86%
 ...............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ...............................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $164,213     $193,618    $58,725    $68,118  $85,970  $105,181
 ...............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                          1.14%++      1.27%      1.28%++    1.30%    1.33%     1.32%
 ...............................................................................................
 Expenses, after fee
  credits                          1.13%++      1.26%      1.26%++    1.28%      --        --
 ...............................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                    1.29%++      1.27%      1.28%++    1.30%    1.33%     1.32%
 ...............................................................................................
 Net investment income             7.01%++      6.80%      7.28%++    8.05%    9.31%     7.79%
 ...............................................................................................
 PORTFOLIO TURNOVER RATE            112%         237%        86%       101%      95%       92%
 ...............................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months    Year Ended April
                                Ended              30,                 Year Ended July 31,
                           October 31, 1998 --------------------    ----------------------------
                             (unaudited)      1998      1997 (a)      1996      1995      1994
--------------------------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $   7.25     $   6.85    $   6.81    $   6.92  $   7.38  $   7.89
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..................................................................................................
 Net investment income             0.22         0.44+++     0.34        0.50      0.60      0.55+++
 ..................................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions            (0.51)        0.39        0.07       (0.09)    (0.47)    (0.44)
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 Total from investment
  operations                      (0.29)        0.83        0.41        0.41      0.13      0.11
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 LESS DISTRIBUTIONS
 ..................................................................................................
 From net investment
  income                          (0.22)       (0.43)      (0.37)      (0.47)    (0.58)    (0.58)
 ..................................................................................................
 Returns of capital                   0            0           0       (0.05)    (0.01)    (0.04)
 ..................................................................................................
 Total distributions              (0.22)       (0.43)      (0.37)      (0.52)    (0.59)    (0.62)
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $   6.74     $   7.25    $   6.85    $   6.81  $   6.92  $   7.38
                               --------     --------    --------    --------  --------  --------
 ..................................................................................................
 TOTAL RETURN+                    (3.99%)      12.47%       6.06%       6.21%     2.12%     1.10%
 ..................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ..................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $102,862     $113,136    $110,082    $123,389  $149,091  $162,866
 ..................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                          1.89%++      2.05%       2.04%++     2.07%     2.06%     2.07%
 ..................................................................................................
 Expenses, after fee
  credits                          1.88%++      2.04%       2.02%++     2.05%       --        --
 ..................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                    2.04%++        --          --          --        --        --
 ..................................................................................................
 Net investment income             6.26%++      6.08%       6.52%++     7.28%     8.58%     7.11%
 ..................................................................................................
 PORTFOLIO TURNOVER RATE            112%         237%         86%        101%       95%       92%
 ..................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the nine months ended April 30, 1997. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months    Year Ended April
                                Ended             30,                Year Ended July 31,
                           October 31, 1998 -------------------    -------------------------
                             (unaudited)     1998      1997 (a)     1996     1995     1994
----------------------------------------------------------------------------------------------
 CLASS C SHARES
----------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $  7.24      $  6.84    $  6.80     $  6.92  $  7.37  $  7.88
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ..............................................................................................
 Net investment income            0.22         0.44+++    0.33        0.49     0.59     0.55+++
 ..............................................................................................
 Net realized and
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions           (0.51)        0.39       0.08       (0.09)   (0.45)   (0.44)
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 Total from investment
  operations                     (0.29)        0.83       0.41        0.40     0.14     0.11
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 LESS DISTRIBUTIONS FROM
 ..............................................................................................
 From net investment
  income                         (0.22)       (0.43)     (0.37)      (0.47)   (0.58)   (0.58)
 ..............................................................................................
 Returns of capital                  0            0          0       (0.05)   (0.01)   (0.04)
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 Total distributions             (0.22)       (0.43)     (0.37)      (0.52)   (0.59)   (0.62)
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $  6.73      $  7.24    $  6.84     $  6.80  $  6.92  $  7.37
                               -------      -------    -------     -------  -------  -------
 ..............................................................................................
 TOTAL RETURN+                   (4.00%)      12.48%      6.07%       6.07%    2.27%    1.09%
 ..............................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ..............................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $16,601      $19,639    $24,304     $31,816  $46,221  $59,228
 ..............................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         1.89%++      2.05%      2.04%++     2.07%    2.08%    2.07%
 ..............................................................................................
 Expenses, after fee
  credits                         1.88%++      2.05%      2.03%++     2.05%      --       --
 ..............................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   2.04%++        --         --          --       --       --
 ..............................................................................................
 Net investment income            6.25%++      6.10%      6.52%++     7.29%    8.56%    7.09%
 ..............................................................................................

 PORTFOLIO TURNOVER RATE           112%         237%        86%        101%      95%      92%
 ..............................................................................................

                                            Six Months      Year Ended
                                              Ended          April 30,
                                         October 31, 1998 ------------------
                                           (unaudited)     1998     1997 (b)
------------------------------------------------------------------------------
 CLASS Y SHARES
------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD         $ 7.04      $ 6.65     $7.03
                                              ------      ------     -----
 ..............................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ..............................................................................
 Net investment income                          0.25        0.46+++      0
 ..............................................................................
 Net realized and unrealized gains or
  losses on securities and foreign
  currency related transactions                (0.50)       0.41     (0.20)
                                              ------      ------     -----
 ..............................................................................
 Total from investment operations              (0.25)       0.87     (0.20)
                                              ------      ------     -----
 ..............................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT
  INCOME                                       (0.25)     (0.48)     (0.18)
                                              ------      ------     -----
 ..............................................................................
 NET ASSET VALUE, END OF PERIOD               $ 6.54      $ 7.04     $6.65
                                              ------      ------     -----
 ..............................................................................
 TOTAL RETURN                                  (3.57%)     13.46%    (2.87%)
 ..............................................................................
 RATIOS/SUPPLEMENTAL DATA
 ..............................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)        $1,829      $1,442     $   0
 ..............................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                       0.85%++     1.01%     0.00%++
 ..............................................................................
 Expenses, after fee credits                    0.84%++     1.00%     0.00%++
 ..............................................................................
 Expenses, excluding fee waivers and
  expense reimbursement                         1.00%++       --        --
 ..............................................................................
 Net investment income                          7.20%++     6.83%     0.00%++
 ..............................................................................
 PORTFOLIO TURNOVER RATE                         112%        237%       86%
 ..............................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
+++ Calculation based on average shares outstanding.
 (a) For the nine months ended April 30, 1997, the Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1997.
 (b) For the period from January 13, 1997 (commencement of class operations) to April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF U.S. GOVERNMENT FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months
                                Ended       Year ended April 30,       Year ended June 30,      Year ended December 31,
                           October 31, 1998 ------------------------   ----------------------   ---------------------------
                             (Unaudited)      1998       1997 (c)        1996      1995 (b)        1994         1993 (a)
-----------------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES
-----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $  9.68      $     9.39  $     9.42     $    9.65  $    9.07     $     10.05   $     10.00
                               -------      ----------  ----------     ---------  ---------     -----------   -----------
 .............................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .............................................................................................................................
 Net investment income            0.29            0.61        0.52          0.63       0.33            0.66          0.68
 .............................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities            0.23            0.29       (0.03)        (0.23)      0.58           (0.98)         0.05
                               -------      ----------  ----------     ---------  ---------     -----------   -----------
 .............................................................................................................................
 Total from investment
  operations                      0.52            0.90        0.49          0.40       0.91           (0.32)         0.73
                               -------      ----------  ----------     ---------  ---------     -----------   -----------
 .............................................................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME          (0.29)          (0.61)      (0.52)        (0.63)     (0.33)          (0.66)        (0.68)
                               -------      ----------  ----------     ---------  ---------     -----------   -----------
 .............................................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $  9.91      $     9.68  $     9.39     $    9.42  $    9.65     $      9.07   $     10.05
                               -------      ----------  ----------     ---------  ---------     -----------   -----------
 .............................................................................................................................
 TOTAL RETURN+                    5.46%           9.78%       5.30%         4.28%     10.17%          (3.18%)        7.43%
 .............................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .............................................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $48,945      $   40,136  $   17,913     $  20,345  $  22,445     $    23,706   $    38,851
 .............................................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         0.98%++         1.03%       0.98%++       0.99%      1.04%++         0.96%         0.68%++
 .............................................................................................................................
 Expenses, after fee
  credits                         0.98%++         1.03%       0.98%++         --         --              --            --
 .............................................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   0.98%++         1.03%       0.98%++       0.99%      1.05%++         1.00%         0.99%++
 .............................................................................................................................
 Net investment income            5.83%++         6.25%       6.60%++       6.61%      7.07%++         6.97%         6.93%++
 .............................................................................................................................
 PORTFOLIO TURNOVER RATE            41%             21%         12%           23%         0%             19%           39%
 .............................................................................................................................

                                                   Six Months    Year ended April       Year ended June       Year ended December
                                                     Ended              30,                   30,                      31,
                                                October 31, 1998 ------------------    ------------------    -----------------------
                                                  (Unaudited)      1998    1997 (c)      1996    1995 (b)       1994       1993 (a)
------------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
------------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD               $   9.68     $   9.39  $   9.42    $   9.65  $   9.07     $  10.05   $  10.00
                                                    --------     --------  --------    --------  --------     --------   --------
 ....................................................................................................................................
 INCOME FROM INVESTMENT OPERATIONS
 ....................................................................................................................................
 Net investment income                                  0.26         0.53      0.46        0.56      0.29         0.61       0.63
 ....................................................................................................................................
 Net realized and unrealized gains or losses
  on securities                                         0.23         0.29     (0.03)      (0.23)     0.58        (0.98)      0.05
                                                    --------     --------  --------    --------  --------     --------   --------
 ....................................................................................................................................
 Total from investment operations                       0.49         0.82      0.43        0.33      0.87        (0.37)      0.68
                                                    --------     --------  --------    --------  --------     --------   --------
 ....................................................................................................................................
 LESS DISTRIBUTIONS FROM NET INVESTMENT INCOME         (0.26)       (0.53)    (0.46)      (0.56)    (0.29)       (0.61)     (0.63)
                                                    --------     --------  --------    --------  --------     --------   --------
 ....................................................................................................................................
 NET ASSET VALUE, END OF PERIOD                     $   9.91     $   9.68  $   9.39    $   9.42  $   9.65     $   9.07   $  10.05
                                                    --------     --------  --------    --------  --------     --------   --------
 ....................................................................................................................................
 TOTAL RETURN+                                          5.07%        8.96%     4.65%       3.50%     9.76%       (3.75)      6.91%
 ....................................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ....................................................................................................................................
 NET ASSETS, END OF PERIOD (THOUSANDS)              $132,259     $130,576  $142,371    $165,988  $192,490     $195,571   $236,696
 ....................................................................................................................................
 RATIOS TO AVERAGE NET ASSETS
 Expenses                                               1.74%++      1.78%     1.73%++     1.74%     1.79%++      1.54%      1.19%++
 ....................................................................................................................................
 Expenses, after fee credits                            1.74%++      1.78%     1.73%++       --        --           --         --
 ....................................................................................................................................
 Expenses, excluding fee waivers and expense
  reimbursement                                         1.74%++      1.78%     1.73%++     1.74%     1.80%++      1.58%      1.50%++
 ....................................................................................................................................
 Net investment income                                  5.14%++      5.56%     5.85%++     5.85%     6.32%++      6.42%      6.44%++
 ....................................................................................................................................
 PORTFOLIO TURNOVER RATE                                  41%          21%       12%         23%        0%          19%        39%
 ....................................................................................................................................

 + Excluding applicable sales charges.
++ Annualized.
(a) For the period from January 11, 1993 (commencement of class operations) to December 31, 1993.
(b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
(c) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.

                  See Combined Notes to Financial Statements.

[LOGO OF U.S. GOVERNMENT FUND APPEARS HERE]

                              FINANCIAL HIGHLIGHTS
                (For a share outstanding throughout each period)

                              Six Months
                                Ended       Year ended April 30,       Year ended June 30,
                           October 31, 1998 ------------------------   -------------------          Period ended
                             (Unaudited)      1998       1997 (c)        1996      1995 (d)     December 31, 1994 (d)
-----------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
-----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD           $ 9.68      $     9.39   $     9.42    $    9.65   $    9.07           $ 9.39
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 .......................................................................................................................
 Net investment income            0.26            0.53         0.46         0.56        0.29             0.20
 .......................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities            0.23            0.29        (0.03)       (0.23)       0.58            (0.32)
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 Total from investment
  operations                      0.49            0.82         0.43         0.33        0.87            (0.12)
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME          (0.26)          (0.53)       (0.46)       (0.56)      (0.29)           (0.20)
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                        $ 9.91      $     9.68   $     9.39    $    9.42   $    9.65           $ 9.07
                                ------      ----------   ----------    ---------   ---------           ------
 .......................................................................................................................
 TOTAL RETURN+                    5.06%           8.96%        4.65%        3.50%       9.76%           (1.30%)
 .......................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 .......................................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)            $5,833      $    5,697   $      455    $     649   $     350           $  266
 .......................................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                         1.74%++         1.78%        1.73%++      1.74%       1.79%++          1.71%++
 .......................................................................................................................
 Expenses, after fee
  credits                         1.74%++         1.78%        1.73%++        --          --               --
 .......................................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                   1.74%++         1.78%        1.73%++      1.74%       1.80%++          1.75%++
 .......................................................................................................................
 Net investment income            5.13%++         5.49%        5.85%++      5.87%       6.36%++          6.70%++

 .......................................................................................................................
 PORTFOLIO TURNOVER RATE            41%             21%          12%          23%          0%              19%
 .......................................................................................................................

                              Six Months    Year ended April       Year ended June
                                Ended              30,                   30,            Year ended December 31,
                           October 31, 1998 ------------------    ------------------    -----------------------
                             (Unaudited)      1998    1997 (c)      1996    1995 (b)       1994          1993 (a)
----------------------------------------------------------------------------------------------------------------------
 CLASS Y SHARES
----------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD          $   9.68     $   9.39  $   9.42    $   9.65  $  9.07     $     10.05    $     10.25
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 INCOME FROM INVESTMENT
  OPERATIONS
 ......................................................................................................................
 Net investment income             0.30         0.63      0.54        0.66     0.34            0.69           0.25
 ......................................................................................................................
 Net realized and
  unrealized gains or
  losses on securities             0.23         0.29     (0.03)      (0.23)    0.58           (0.98)         (0.20)
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 Total from investment
  operations                       0.53         0.92      0.51        0.43     0.92           (0.29)          0.05
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 LESS DISTRIBUTIONS FROM
  NET INVESTMENT INCOME           (0.30)       (0.63)    (0.54)      (0.66)   (0.34)          (0.69)         (0.25)
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 NET ASSET VALUE, END OF
  PERIOD                       $   9.91     $   9.68  $   9.39    $   9.42  $  9.65     $      9.07    $     10.05
                               --------     --------  --------    --------  -------     -----------    -----------
 ......................................................................................................................
 TOTAL RETURN                      5.60%       10.05%     5.52%       4.54%   10.30%          (2.94%)         0.49%
 ......................................................................................................................
 RATIOS/SUPPLEMENTAL DATA
 ......................................................................................................................
 NET ASSETS, END OF
  PERIOD (THOUSANDS)           $186,414     $155,836  $127,099    $121,569  $16,934     $    15,595    $    14,486
 ......................................................................................................................
 RATIOS TO AVERAGE NET
  ASSETS
 Expenses                          0.74%++      0.78%     0.73%++     0.74%    0.79%++         0.71%          0.48%++
 ......................................................................................................................
 Expenses, after fee
  credits                          0.74%++      0.78%     0.73%++       --       --              --             --
 ......................................................................................................................
 Expenses, excluding fee
  waivers and expense
  reimbursement                    0.74%++      0.78%     0.73%++     0.74%    0.80%++         0.75%++        0.79%++
 ......................................................................................................................
 Net investment income             6.13%++      6.55%     6.85%++     6.86%    7.31%++         7.27%          7.20%++
 ......................................................................................................................
 PORTFOLIO TURNOVER RATE             41%          21%       12%         23%       0%             19%            39%
 ......................................................................................................................

  + Excluding applicable sales charges.
 ++ Annualized.
 (a) For the period from January 11, 1993 (commencement of class operations) to December 31, 1993.
 (b) For the six months ended June 30, 1995. The Fund changed its fiscal year end from December 31 to June 30, effective June 30, 1995.
 (c) For the ten months ended April 30, 1997. The Fund changed its fiscal year end from June 30 to April 30, effective April 30, 1997.
 (d) For the period from September 2, 1994 (commencement of class operations) to December 31, 1994.

                  See Combined Notes to Financial Statements.

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 5.8% (A)
 $ 3,500,000 Carco Auto Loan Master Trust, Series 1997-1, Class
              A,
              (Est. Maturity 2000), 6.689%, 8/15/04.............   $  3,584,630
   3,100,000 Corestates Home Equity Trust, Series 1996-1, Class
              A4,
              (Est. Maturity 2000), 7.00%, 6/15/12..............      3,286,000
             Merrill Lynch Mortgage Investors, Inc.:
          59 Series 1991-D, Class A,
             (Est. Maturity 1999), 9.00%, 7/15/11...............             59
   3,113,236 Series 1991-G, Class B,
             (Est. Maturity 2000), 9.15%, 10/15/11..............      3,140,477
   1,552,402 Series 1992-B, Class B,
             (Est. Maturity 1999), 8.50%, 4/15/12...............      1,579,569
   3,514,691 Series 1992-D, Class B,
             (Est. Maturity 2001), 8.50%, 6/15/17...............      3,883,207
     318,980 Mississippi Auto Grantor Trust, Series 1995-1,
              (Est. Maturity 1998),
              6.20%, 7/15/01 (c)................................        324,977
   3,300,000 Southern Pacific Secured Assets Corp.,
              Series 1996-3, Class A4,
              (Est. Maturity 2002), 7.60%, 10/25/27.............      3,522,821
     505,000 University Support Services, Inc., Series 1992-CD,
              Class D,
              (Est. Maturity 1999), 9.00%, 11/1/07..............        503,422
   4,000,000 Western Financial Owner Trust, Series 1997-C, Class
              CTFS,
              (Est. Maturity 2001), 6.30%, 3/20/05..............      4,088,750
   2,093,915 World Omni Automobile Lease, Securitization Trust,
              Series 1997-A, Class A4,
              (Est. Maturity 2001), 6.90%, 6/25/03..............      2,150,178
   5,000,000 Zale Funding Trust,
              Series 94-1, Class A2,
              (Est. Maturity 1999), 7.325%, 3/15/03.............      5,071,875
                                                                   ------------
             Total Asset-Backed Securities (cost $29,951,525)...     31,135,965
                                                                   ------------
 CORPORATE BONDS - 51.6%
             ADVERTISING & RELATED
              SERVICES - 0.9%
   2,800,000 Hollinger International,
              Sr. Notes (Subord.),
              9.25%, 2/1/06.....................................      2,898,000
   2,000,000 K-III Communications Corp.,
              Sr. Notes,
              8.50%, 2/1/06.....................................      2,040,000
                                                                   ------------
                                                                      4,938,000
                                                                   ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             AEROSPACE & DEFENSE - 2.8%
 $   250,000 BE Aerospace, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/08 (c).................................   $    250,000
   5,000,000 Lockheed Martin Corp.,
              Notes,
              7.25%, 5/15/06.....................................      5,388,150
   5,000,000 Northrop Grumman Corp.,
              Deb.,
              9.375%, 10/15/24...................................      5,769,600
   3,000,000 Raytheon Co.,
              Deb.,
              6.75%, 3/15/18.....................................      3,060,810
     500,000 Sequa Corp.,
              Sr. Notes,
              8.75%, 12/15/01....................................        505,000
                                                                    ------------
                                                                      14,973,560
                                                                    ------------
             AUTOMOTIVE EQUIPMENT &
              MANUFACTURING - 1.3%
   3,000,000 Ford Motor Co.,
              Deb.,
              6.625%, 10/1/28....................................      2,872,860
   2,000,000 Hayes Wheels International,
              Series B, Sr. Notes (Subord.),
              9.125%, 7/15/07....................................      2,020,000
   2,000,000 Walbro Corp.,
              Series B, Sr. Notes,
              10.125%, 12/15/07 (c)(e)...........................      1,820,000
                                                                    ------------
                                                                       6,712,860
                                                                    ------------
             BANKS - 3.5%
   4,750,000 Amsouth Bancorporation,
              Deb. (Subord.),
              6.75%, 11/1/25.....................................      4,937,292
   4,000,000 BankBoston NA,
              Trust 00008,
              6.375%, 4/15/08....................................      3,979,000
   9,000,000 Barnett Capital I,
              Capital Securities,
              8.06%, 12/1/26.....................................      9,676,260
                                                                    ------------
                                                                      18,592,552
                                                                    ------------
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 1.1%
   3,000,000 Glenborough Realty Trust, REIT,
              Sr. Notes,
              7.625%, 3/15/05 (c)................................      3,042,540
   2,000,000 HMH Properties, Inc.,
              Series B, Sr. Notes,
              7.875%, 8/1/08.....................................      1,935,000
     750,000 MDC Holdings, Inc.,
              Sr. Notes,
              8.375%, 2/1/08.....................................        714,375
                                                                    ------------
                                                                       5,691,915
                                                                    ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.8%
             Comcast Corp.:
   1,000,000 Sr. Deb. (Subord.)
             9.50%, 1/15/08......................................      1,051,540
   2,000,000 Sr. Deb. (Subord.),
             9.38%, 5/15/05......................................      2,149,200

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             CABLE/OTHER VIDEO
              DISTRIBUTION - CONTINUED
 $ 1,000,000 Lenfest Communications, Inc.,
              Sr. Secd. Notes,
              8.375%, 11/1/05...................................   $  1,040,000
                                                                   ------------
                                                                      4,240,740
                                                                   ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 1.2%
   2,000,000 ISP Holdings, Inc.,
              Series B, Sr. Notes,
              9.75%, 2/15/02....................................      2,020,000
   1,250,000 Polymer Group, Inc.,
              Series B, Sr. Notes (Subord.),
              9.00%, 7/1/07.....................................      1,162,500
   3,000,000 Scotts & Sons Co.,
              Sr. Notes (Subord.),
              9.875%, 8/1/04....................................      3,060,000
                                                                   ------------
                                                                      6,242,500
                                                                   ------------
             COMMUNICATION SYSTEMS & SERVICES - 0.6%
   2,000,000 Century Communications Corp.,
              Sr. Notes,
              9.75%, 2/15/02....................................      2,130,000
     950,000 TCI Communications, Inc.,
              Sr. Notes,
              8.75%, 8/1/15.....................................      1,152,778
                                                                   ------------
                                                                      3,282,778
                                                                   ------------
             CONSUMER PRODUCTS &
              SERVICES - 2.6%
   4,200,000 American Greetings Corp.,
              Sr. Deb.,
              6.10%, 8/1/28.....................................      4,245,780
   2,500,000 Great Atlantic & Pacific Tea Inc.,
              Sr. Notes,
              7.70%, 1/15/04....................................      2,610,550
   5,000,000 Mattel Inc.,
              Notes,
              6.125%, 7/15/05...................................      5,061,200
   2,000,000 Westpoint Stevens Inc.,
              Sr. Notes,
              7.875%, 6/15/05...................................      2,025,000
                                                                   ------------
                                                                     13,942,530
                                                                   ------------
             DIVERSIFIED COMPANIES - 1.1%
   5,000,000 Grand Metropolitan Investment Corp.,
              Gtd. Sr. Notes,
              7.45%, 4/15/35....................................      5,688,800
                                                                   ------------
             ENVIRONMENTAL SERVICES - 0.2%
   1,000,000 USA Waste Services, Inc.,
              Notes,
              6.125%, 7/15/01...................................      1,003,950
                                                                   ------------
             FINANCE & INSURANCE - 16.3%
   3,000,000 CB Richards Ellis Services, Inc.,
              Sr. Notes (Subord.),
              8.875%, 6/1/06....................................      2,880,000
   5,000,000 Commercial Credit Group, Inc.,
              Notes,
              10.00%, 5/15/09...................................      6,387,000

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             FINANCE & INSURANCE - CONTINUED
 $ 2,500,000 General Electric Capital Corp.,
              Deb.,
              8.75%, 5/21/07.....................................   $  3,048,175
   7,850,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/01 (c)..................................      7,853,689
   9,000,000 John Hancock Mutual Life Insurance Co.,
              Notes,
              7.375%, 2/15/24 (c)................................      9,549,090
   4,000,000 Liberty Mutual Insurance Co.,
              Surplus Notes,
              7.697%, 10/15/2097 (c).............................      3,965,200
  10,500,000 MBIA, Inc.,
              Deb.,
              9.375%, 2/15/11....................................     13,379,835
  10,000,000 Nationwide CSN Trust,
              Sr. Notes,
              9.875%, 2/15/25 (c)................................     12,278,200
             Paine Webber Group, Inc.:
   3,000,000 Sr. Notes,
             8.25%, 5/1/02.......................................      3,162,120
   5,000,000 Sr. Notes (Subord.),
             7.75%, 9/1/02.......................................      5,208,150
   6,300,000 Prudential Life Insurance Corp.,
              Notes,
              7.125%, 7/1/07 (c).................................      6,656,958
   2,000,000 Reliance Group Holdings, Inc.,
              Sr. Deb. (Subord.),
              9.75%, 11/15/03....................................      2,096,120
  10,000,000 SunLife Canada US Capital Trust I,
              Capital Securities,
              8.526%, 5/29/49 (c)................................     10,619,200
                                                                    ------------
                                                                      87,083,737
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 1.2%
             Aurora Foods, Inc.:
   2,000,000 Series B, Sr. Notes (Subord.), 9.88%, 2/15/07.......      2,135,000
   1,000,000 Series D, Sr. Notes (Subord.), 9.88%, 2/15/07.......      1,067,500
   1,250,000 Chiquita Brands International, Inc.,
              Sr. Notes,
              9.625%, 1/15/04....................................      1,212,500
   2,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              5.75%, 11/1/08.....................................      1,986,660
                                                                    ------------
                                                                       6,401,660
                                                                    ------------
             GAMING - 1.3%
   3,300,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07.....................................      3,135,000
   1,000,000 Grand Casino, Inc.,
              Gtd. 1st Mtge. Notes,
              10.125%, 12/1/03...................................      1,055,000
   1,500,000 Players International, Inc.,
              Sr. Notes,
              10.875%, 4/15/05...................................      1,582,500
   1,000,000 Station Casinos, Inc.,
              Sr. Notes (Subord.),
              9.75%, 4/15/07.....................................        970,000
                                                                    ------------
                                                                       6,742,500
                                                                    ------------

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 0.7%
 $ 2,550,000 Mariner Post Acute Network, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/07.....................................   $  2,365,125
   1,650,000 Tenet Healthcare Corp.,
              Sr. Notes,
              7.875%, 1/15/03....................................      1,670,625
                                                                    ------------
                                                                       4,035,750
                                                                    ------------
             INFORMATION SERVICES &
              TECHNOLOGY - 0.9%
   3,500,000 Comdisco, Inc.,
              Notes,
              6.125%, 1/15/03....................................      3,498,145
   1,000,000 Unisys Corp.,
              Series B, Sr. Notes,
              12.00%, 4/15/03....................................      1,110,000
                                                                    ------------
                                                                       4,608,145
                                                                    ------------
             METALS & MINING - 0.2%
   1,500,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/05 (c)................................      1,357,500
                                                                    ------------
             MACHINERY - DIVERSIFIED - 2.0%
     800,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/08 (c).................................        704,000
   8,850,000 John Deere Capital Corp.,
              Deb.,
              8.625%, 8/1/19.....................................     10,066,875
                                                                    ------------
                                                                      10,770,875
                                                                    ------------
             MANUFACTURING - DISTRIBUTING - 0.3%
   2,000,000 Mark IV Industries, Inc.,
              Sr. Notes (Subord.),
              7.50%, 9/1/07......................................      1,855,000
                                                                    ------------
             OIL/ENERGY - 3.2%
   2,500,000 ANR Pipeline Corp.,
              Deb.,
              9.625%, 11/1/21....................................      3,160,025
   2,250,000 Cross Timbers Oil Co.,
              Series B, Sr. Notes (Subord.),
              8.75%, 11/1/09.....................................      1,912,500
   1,050,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06....................................        976,500
   3,850,000 Occidental Petroleum Corp.,
              Deb.,
              9.25%, 8/1/19......................................      4,282,933
             Transocean Offshore, Inc.:
   2,500,000 Deb.,
             8.00%, 4/15/27......................................      2,565,125
   4,000,000 Notes,
             7.45%, 4/15/27......................................      4,215,880
                                                                    ------------
                                                                      17,112,963
                                                                    ------------
             PAPER & PACKAGING - 0.2%
   1,000,000 Printpack, Inc.,
              Series B, Sr. Notes,
              9.875%, 8/15/04....................................      1,000,000
                                                                    ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.4%
 $ 2,300,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/05....................................   $  2,311,500
                                                                    ------------
             RETAILING & WHOLESALE - 0.4%
   1,800,000 Sears Roebuck & Co.,
              Notes,
              10.00%, 2/3/12.....................................      2,411,172
                                                                    ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 4.9%
  10,250,000 Bellsouth Capital Funding Corp.,
              Deb.,
              7.12%, 7/15/2097...................................     10,940,850
   2,000,000 GTE Corp.,
              Deb.,
              6.46%, 4/15/08.....................................      2,163,280
   2,500,000 GTE Florida, Inc.,
              Deb.,
              6.86%, 2/1/28......................................      2,619,450
   4,800,000 MCI Worldcom, Inc.,
              Sr. Notes,
              7.75%, 4/1/07......................................      5,363,040
   2,000,000 Price Communications Wireless,
              Sr. Secd. Notes,
              9.125%, 12/15/06 (c)...............................      2,000,000
   1,450,000 Rural Cellular Corp.,
              Series B, Sr. Notes (Subord.),
              9.625%, 5/15/08....................................      1,388,375
   2,000,000 Talton Holdings, Inc.,
              Series B, Sr. Notes,
              11.00%, 6/30/07....................................      1,900,000
                                                                    ------------
                                                                      26,374,995
                                                                    ------------
             TRANSPORTATION - 2.7%
   2,000,000 Airplanes Pass Through Trust,
              Series 1, Class D,
              10.875%, 3/15/19...................................      2,125,980
   7,000,000 Golden State Petroleum Transportation Corp.,
              1st Mtge. Notes,
              8.04%, 2/1/19......................................      6,770,582
   5,250,000 Norfolk Southern Corp.,
              Notes,
              7.05%, 5/1/37......................................      5,640,600
                                                                    ------------
                                                                      14,537,162
                                                                    ------------
             UTILITIES - ELECTRIC - 0.8%
   2,000,000 Alabama Power Co.,
              Series G, Sr. Notes,
              5.375%, 10/1/08....................................      1,945,500
   2,000,000 American Radio Systems Corp.,
              Sr. Notes (Subord.),
              9.00%, 2/1/06......................................      2,140,000
                                                                    ------------
                                                                       4,085,500
                                                                    ------------
             Total Corporate Bonds (cost $272,110,857)...........    275,998,644
                                                                    ------------

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 COLLATERALLIZED MORTGAGED OBLIGATIONS - 14.1% (A)
 $ 1,000,000 Criimi Mae Commercial Mortgage Trust,
              Series 1998-C1, Class A2,
              (Est. Maturity 2008),
              7.00%, 3/2/11 (c)...................................  $    960,625
   5,563,608 Criimi Mae Financial Corp.,
              Series 1, Class A,
              (Est. Maturity 2004),
              7.00%, 1/1/33.......................................     5,344,541
   1,000,000 Federal Farm Credit Assn.
              Secured Lending Corp.,
              Series 1997-1, Class B1,
              (Est. Maturity 2009),
              7.74%, 6/18/13 (c)..................................     1,071,875
   5,000,000 Federal Home Loan Mortgage Corp.,
              Series 47, Class A,
              (Est. Maturity 2004),
              5.00%, 2/25/22......................................     4,895,695
   2,696,412 Financial Asset Securitization Inc., Series 1997-
              NAM2, Class B2,
              (Est. Maturity 2008),
              7.881%, 7/25/27.....................................     2,784,846
  12,510,527 Financial National Mortgage Assn., Series 1993-248,
              Class SA,
              (Est. Maturity 2004),
              5.004%, 8/25/23.....................................    11,968,946
   3,745,000 GE Capital Mortgage Services, Inc., Series 1994-27,
              Class A6,
              (Est. Maturity 2014),
              6.50%, 7/25/24......................................     3,645,495
   9,754,096 Independent National Mortgage Corp.,
              Series 1997-A, Class A,
              (Est. Maturity 2002),
              7.81%, 12/26/26 (c).................................     9,757,144
     391,595 KS Mortgage Capital LP,
              Series 1995-1, Class A1,
              (Est. Maturity 1999),
              7.227%, 4/20/02 (c).................................       400,406
   1,369,270 Marine Midland Bank,
              Series 1991-3, Class B1,
              (Est. Maturity 1999),
              8.00%, 12/25/22.....................................     1,362,423
             Merrill Lynch Mortgage Investors, Inc.:
   5,000,000 Series 1996-C1, Class B,
             (Est. Maturity 2005),
             7.42%, 4/25/28.......................................     5,282,275
   3,000,000 Series 1997-C2, Class B,
             (Est. Maturity 2008),
             6.70%, 12/10/29......................................     3,075,000
   2,700,000 Merrill Lynch Trust,
              Series 35, Class G,
              (Est. Maturity 2001),
              8.45%, 11/1/18......................................     2,826,549
     866,398 Mid State Trust,
              Series 6, Class A3,
              (Est. Maturity 2005),
              7.54%, 7/1/35.......................................       876,951
   3,300,000 Morgan Stanley Capital I, Inc., Commercial Mtge.
              Certificate,
              Series 1997-C1, Class B,
              (Est. Maturity 2007),
              7.69%, 2/15/20......................................     3,547,781

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 COLLATERALLIZED MORTGAGED OBLIGATIONS - CONTINUED
 $ 2,672,757 Paine Webber Mortgage Acceptance Corp. IV,
              Series 1993-4, Class M1,
              (Est. Maturity 2003),
              7.50%, 5/25/23....................................   $  2,738,741
             PNC Mortgage Securities Corp.:
   5,922,533 Series 1997-4,Class 2PP1,
             (Est. Maturity 2002),
             7.50%, 7/25/27.....................................      5,996,989
   2,470,437 Series 1997-4, Class 2PP3,
             (Est. Maturity 2007),
             7.25%, 7/25/27.....................................      2,530,906
   5,000,000 Residential Asset Securitization Trust,
              Series 1996-A3, Class A9,
              (Est. Maturity 2004),
              7.50%, 7/25/26....................................      5,097,656
   1,500,000 Resolution Trust Corp.,
              Series 1995-1, Class A2C,
              (Est. Maturity 1999),
              7.50%, 10/25/28...................................      1,506,893
                                                                   ------------
             Total Collaterallized Mortgaged Obligations
             (cost $70,874,431).................................     75,671,737
                                                                   ------------
 FOREIGN BONDS (U.S. DOLLARS) - 5.2%
   2,650,000 Aztec Holdings SA DE CV,
              Sr. Secd. Notes,
              11.00%, 6/15/02...................................      1,855,000
   1,000,000 Cenargo International Ltd.,
              1st Mtge. Notes,
              9.75%, 6/15/08 (c)................................        872,500
   2,000,000 Colombia (Republic of),
              Deb.,
              8.625%, 4/1/08 (e)................................      1,550,000
   1,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08 (c)................................        955,000
   3,500,000 Grupo Televisa SA DE CV,
              Series B, Sr. Notes,
              11.875%, 5/15/06 (e)..............................      3,412,500
   1,500,000 National Westminster Bancorp,
              Gtd. Capital Notes (Subord.),
              9.375%, 11/15/03..................................      1,727,310
   3,000,000 Petroleum Geo-Services,
              Notes,
              7.50%, 3/31/07....................................      3,149,910
   1,000,000 Rogers Cablesystems Ltd.,
              Notes
              9.625%, 8/1/02....................................      1,050,000
  60,000,000 Skandinaviska Enskilda,
              (Eff. Yield 7.14%),
              0.00%, 5/26/33 (b)................................      5,850,000
   2,750,000 Stena AB,
              Sr. Notes,
              10.50%, 12/15/05..................................      2,787,813
   5,000,000 YPF Sociedad Anonima,
              Sr. Notes,
              7.25%, 3/15/03....................................      4,569,500
                                                                   ------------
             Total Foreign Bonds (U.S. Dollars) (cost
              $29,449,644)......................................     27,779,533
                                                                   ------------

[LOGO OF DIVERSIFIED BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
    Amount                                                            Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (NON-U.S. DOLLARS) - 4.1%
 $  2,750,000 Canada (Government of),
          CAD 5.25%, 11/5/08....................................   $  2,749,367
  100,436,000 Nykredit,
          DKK 6.00%, 10/1/26....................................     15,672,992
   21,086,000 Realkredit Danmark,
          DKK 6.00%, 10/1/26....................................      3,301,174
                                                                   ------------

              Total Foreign Bonds (Non U.S. Dollars) (cost
               $19,837,280).....................................     21,723,533
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 3.5%
              Federal Housing Assn., Charles River Mortgage:
    6,705,622 9.13%, 8/1/34.....................................      7,220,949
    4,982,085 10.25%, 8/1/34....................................      5,277,921
    6,009,500 Financial National Mortgage Assn.,
               6.50%, 10/1/28...................................      6,056,434
                                                                   ------------

              Total Mortgage-Backed Securities (cost
               $18,580,535).....................................     18,555,304
                                                                   ------------
 MUNICIPAL BONDS - 1.2%
    2,500,000 Cook County, IL,
               GO, Refunding,
               Series A,
               5.00%, 11/15/22..................................      2,465,825
    3,918,445 Los Angeles, CA,
               Improvement Bond Act,
               Assessment District No. 1,
               Notes,
               8.48%, 9/2/15 (c)................................      4,131,178
                                                                   ------------

              Total Municipal Bonds (cost $6,373,669)...........   $  6,597,003
                                                                   ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 U.S. TREASURY OBLIGATIONS - 10.6%
 $33,050,000 U.S. Treasury Bond STRIPS
              (Eff. Yield 8.71%),
              0.00%, 11/15/21 (b) (c) ..........................   $  9,106,266
  27,150,000 U.S. Treasury Bonds,
              6.375%, 8/15/27 (c) ..............................     31,286,031
             U.S. Treasury Notes:
  11,250,000 5.38%, 6/30/03.....................................     11,747,475
   3,955,000 6.63%, 5/15/07.....................................      4,490,784
                                                                   ------------

             Total U.S. Treasury Obligations
              (cost $53,765,449)................................   $ 56,630,556
                                                                   ------------
 MONEY MARKET SHARES - 0.7% (COST $4,074,790)
   4,074,790 Navigator Prime Portfolio (f)......................      4,074,790
                                                                   ------------
 REPURCHASE AGREEMENT - 4.6%
  24,821,000 Keystone Joint Repurchase Agreement, (Investments
              in repurchase agreements, in a joint trading
              account, dated 10/30/98, (cost $24,821,000)
              maturity value $24,835,961), 5.50%, 11/2/98 (d)...     24,821,000
                                                                   ------------

             TOTAL INVESTMENTS - (COST $529,839,180).....   101.4%  542,988,065
             OTHER ASSETS AND LIABILITIES - NET..........    (1.4)   (7,664,136)
                                                            -----  ------------
             NET ASSETS - ...............................   100.0% $535,323,929
                                                            =====  ============

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed se-curity is based on currrent and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(b) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(c) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(d) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1998.
(e) All or a portion of this security is currently on loan. (See Note 5)
(f) Represents investment of cash collateral received for securities on loan.

SUMMARY OF ABBREVIATIONS
CAD  Canadian Dollar
DKK  Danish Krone
GO   General Obligation
REIT Real Estate Investment Trust
STRIPS Separate Trading of Registered Interest and Principal Securities

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

EXCHANGE                               U.S. $ VALUE AT  IN EXCHANGE NET UNREALIZED
  DATE      CONTRACTS TO DELIVER       OCTOBER 31, 1998 FOR U.S. $   GAIN OR LOSS
----------------------------------------------------------------------------------
Forward foreign currency exchange contract to buy:
1/19/99    72,712,500 Danish Krone       $11,565,251    $11,812,799   $(247,548)
                                                                      ==========
Forward foreign currency exchange contract to sell:
1/19/99   188,866,000 Danish Krone       $30,039,988    $30,313,137   $  273,149
                                                                      ==========

                  See Combined Notes to Financial Statements.

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - 77.5%
             AEROSPACE & DEFENSE - 0.5%
 $ 2,000,000 BE Aerospace, Inc.,
              Sr. Notes (Subord.),
              9.50%, 11/1/08 (d)................................   $  2,000,000
                                                                   ------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 2.6%
             Exide Corp.:
   1,600,000 Sr. Notes,
             10.00%, 4/15/05....................................      1,336,000
   5,833,000 Sr. Notes (Subord.),
             2.90%, 12/15/05 (d)................................      2,675,889
   7,000,000 Walbro Corp.,
              Series B, Sr. Notes,
              10.125%, 12/15/07.................................      6,370,000
                                                                   ------------
                                                                     10,381,889
                                                                   ------------
             BUILDING, CONSTRUCTION &
              FURNISHINGS - 1.0%
   4,500,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/09....................................      4,185,000
                                                                   ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 8.8%
   4,300,000 Acme Television LLC,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.49%),
              0.00%, 9/30/04 (c) ...............................      3,268,000
     750,000 Adelphia Communications Corp.,
              Series B, Sr. Notes,
              10.50%, 7/15/04...................................        804,375
   5,000,000 Charter Communications,
              South Eastern Capital LLP,
              Series B, Sr. Notes,
              11.25%, 3/15/06...................................      5,400,000
   5,000,000 Frontiervision LP,
              Sr. Notes (Subord.),
              11.00%, 10/15/06..................................      5,525,000
   5,250,000 Galaxy Telecom LP,
              Sr. Notes (Subord.),
              12.375%, 10/1/05..................................      5,617,500
   5,500,000 Lodgenet Entertainment Corp.,
              Sr. Notes,
              10.25%, 12/15/06..................................      5,451,875
   5,000,000 Pegasus Communications Corp.,
              Series B, Sr. Notes,
              9.625%, 10/15/05..................................      4,650,000
  10,500,000 United International Holdings, Inc., Series B, Sr.
              Disc. Notes,
              Step Bond,
              (Eff. Yield 9.77%),
              0.00%, 2/15/08 (c) ...............................      4,725,000
                                                                   ------------
                                                                     35,441,750
                                                                   ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.7%
   1,000,000 Polymer Group, Inc.,
              Series B, Sr. Notes (Subord.),
              9.00%, 7/1/07.....................................        930,000
   2,000,000 Texas Petrochemical Corp.,
              Series B, Sr. Notes (Subord.),
              11.125%, 7/1/06...................................      1,860,000
                                                                   ------------
                                                                      2,790,000
                                                                   ------------

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - 2.9%
             Affinity Group, Inc.:
 $ 4,000,000 Sr. Notes,
             11.00%, 4/1/07......................................   $  4,115,000
   1,000,000 Sr. Notes (Subord.),
             11.50%, 10/15/03....................................      1,010,000
   4,000,000 Loewen Group International, Inc.,
              Series 4, Sr. Notes,
              8.25%, 10/15/03....................................      3,170,000
   5,935,000 Revlon Worldwide Corp.,
              Series B, Sr. Secd. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.82%),
              0.00%, 3/15/01 (c) ................................      3,471,975
                                                                    ------------
                                                                      11,766,975
                                                                    ------------
             ENVIRONMENTAL SERVICES - 0.7%
   3,500,000 Allied Waste Industries, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.85%),
              0.00%, 6/1/07 (c) .................................      2,625,000
                                                                    ------------
             FINANCE & INSURANCE - 1.1%
   5,000,000 Unicco Service Co.,
              Series B, Sr. Notes (Subord.),
              9.875%, 10/15/07...................................      4,387,500
                                                                    ------------
             FOOD & BEVERAGE PRODUCTS - 3.4%
   5,000,000 Aurora Foods, Inc.,
              Series D, Sr. Notes (Subord.),
              9.875%, 2/15/07....................................      5,337,500
   3,500,000 RAB Enterprises, Inc.,
              Sr. Notes,
              10.50%, 5/1/05 (d).................................      3,250,625
   5,000,000 Sun World International, Inc.,
              Series B, 1st Mtge. Notes,
              11.25%, 4/15/04....................................      5,125,000
                                                                    ------------
                                                                      13,713,125
                                                                    ------------
             GAMING - 3.0%
   3,000,000 Ameristar Casinos, Inc.,
              Series B, Sr. Notes (Subord.),
              10.50%, 8/1/04.....................................      2,685,000
   1,750,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07.....................................      1,662,500
   1,300,000 Casino America, Inc.,
              Sr. Secd. Notes,
              12.50%, 8/1/03.....................................      1,397,500
             Station Casinos, Inc.,
              Sr. Notes (Subord.):
   2,000,000 9.63%, 6/1/03.......................................      1,960,000
   1,000,000 9.75%, 4/15/07......................................        970,000
   3,800,000 Trump Atlantic City Associates,
              1st Mtge. Notes,
              11.25%, 5/1/06.....................................      3,306,000
                                                                    ------------
                                                                      11,981,000
                                                                    ------------

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             HEALTHCARE PRODUCTS &
              SERVICES - 1.9%
 $ 3,500,000 Integrated Health Services, Inc.,
              Sr. Notes (Subord.),
              9.25%, 1/15/08....................................   $  3,202,500
   4,000,000 Quorum Health Group, Inc.,
              Sr. Notes (Subord.),
              8.75%, 11/1/05....................................      3,800,000
   1,000,000 Tenet Healthcare Corp.,
              Sr. Notes (Subord.),
              6.00%, 12/1/05....................................        833,750
                                                                   ------------
                                                                      7,836,250
                                                                   ------------
             INFORMATION SERVICES &
              TECHNOLOGY - 0.8%
   3,000,000 Unisys Corp.,
              Series B, Sr. Notes,
              12.00%, 4/15/03...................................      3,330,000
                                                                   ------------
             LEISURE & TOURISM - 2.4%
   5,000,000 Cinemark USA, Inc.,
              Series B, Sr. Notes (Subord.),
              9.625%, 8/1/08....................................      5,050,000
   5,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/08 (d)...............................      2,500,000
   2,150,000 Six Flags Theme Parks, Inc.,
              Series A, Sr. Notes (Subord.),
              Step Bond,
              (Eff. Yield 10.70%),
              12.25%, 6/15/05 (c) ..............................      2,300,500
                                                                   ------------
                                                                      9,850,500
                                                                   ------------
             METALS & MINING - 1.8%
   5,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/07 (f).............................        875,000
   5,050,000 Anker Coal Group, Inc.,
              Series B, Sr. Notes,
              9.75%, 10/1/07....................................      1,717,000
   5,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/06 (d)................................      1,337,500
   3,500,000 P & L Coal Holdings Corp.,
              Sr. Notes (Subord.),
              9.625%, 5/15/08 (d)...............................      3,491,250
                                                                   ------------
                                                                      7,420,750
                                                                   ------------
             MACHINERY - DIVERSIFIED - 1.8%
   3,750,000 Eagle Picher Industries, Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/08 (d)................................      3,300,000
   4,000,000 Motors and Gears, Inc.,
              Series D, Sr. Notes,
              10.75%, 11/15/06..................................      3,940,000
                                                                   ------------
                                                                      7,240,000
                                                                   ------------
             OIL/ENERGY - 8.9%
   5,000,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/07...................................      3,500,000
   4,000,000 Chiles Offshore LLC,
              Sr. Notes,
              10.00%, 5/1/08....................................      3,220,000

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             OIL/ENERGY - CONTINUED
 $ 4,700,000 Cross Timbers Oil Co.,
              Series B, Sr. Notes (Subord.),
              8.75%, 11/1/09.....................................   $  3,995,000
   4,750,000 Energy Corp. of America,
              Series A, Sr. Notes (Subord.),
              9.50%, 5/15/07.....................................      4,227,500
   4,850,000 Giant Industries, Inc.,
              Sr. Notes (Subord.),
              9.00%, 9/1/07......................................      4,534,750
   3,000,000 Houston Exploration Co.,
              Series B, Sr. Notes (Subord.),
              8.625%, 1/1/08.....................................      2,820,000
   7,700,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06....................................      7,161,000
   4,725,000 Parker Drilling Co.,
              Series D, Sr. Notes,
              9.75%, 11/15/06....................................      4,406,063
   2,350,000 Petsec Energy, Inc.,
              Series B, Sr. Notes (Subord.),
              9.50%, 6/15/07.....................................      1,880,000
                                                                    ------------
                                                                      35,744,313
                                                                    ------------
             PAPER & PACKAGING - 3.7%
   5,150,000 Printpack, Inc.,
              Series B, Sr. Notes (Subord.),
              10.625%, 8/15/06...................................      5,150,000
   5,000,000 Riverwood International Corp.,
              Sr. Notes,
              10.25%, 4/1/06.....................................      4,625,000
             Stone Container Corp.:
   3,750,000 1st Mtge. Notes,
             10.75%, 10/1/02.....................................      3,740,625
   1,250,000 Sr. Notes,
             9.88%, 2/1/01.......................................      1,231,250
                                                                    ------------
                                                                      14,746,875
                                                                    ------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 2.5%
   5,000,000 American Lawyer Media, Inc.,
              Series B, Sr. Notes (Subord.),
              9.75%, 12/15/07....................................      4,975,000
   6,925,000 Capstar Broadcasting Partners,
              Sr. Disc. Notes,
              12.75%, 2/1/09.....................................      5,055,250
                                                                    ------------
                                                                      10,030,250
                                                                    ------------
             RETAILING & WHOLESALE - 5.8%
   4,350,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/07....................................      4,176,000
   3,500,000 FRD Acquisition Co.,
              Series B, Sr. Notes,
              12.50%, 7/15/04....................................      3,430,000
   4,000,000 Jitney Jungle Stores America, Inc.,
              Sr. Notes (Subord.),
              10.375%, 9/15/07...................................      3,840,000
   2,000,000 NE Restaurant, Inc.,
              Sr. Notes,
              10.75%, 7/15/08 (d)................................      1,895,000

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             RETAIL & WHOLESALE - CONTINUED
 $ 5,150,000 Pamida, Inc.,
              Sr. Notes (Subord.),
              11.75%, 3/15/03....................................   $  4,892,500
   5,000,000 Perkins Family Restaurant,
              Series B, Sr. Notes,
              10.125%, 12/15/07..................................      5,150,000
                                                                    ------------
                                                                      23,383,500
                                                                    ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 14.7%
   4,000,000 Echostar Communications Corp.,
              Sr. Secd. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.49%),
              0.00%, 6/1/04 (c)..................................      3,860,000
   3,000,000 Global Crossing Holdings Ltd.,
              Sr. Notes,
              9.625%, 5/15/08 (d)................................      2,925,000
   2,500,000 ICO Global Commerce,
              Sr. Notes,
              15.00%, 8/1/05.....................................      1,550,000
   5,000,000 Intermedia Capital Partners,
              Sr. Notes,
              11.25%, 8/1/06.....................................      5,462,500
   2,500,000 Jordan Telecommunication Products,
              Series B, Sr. Notes,
              9.875%, 8/1/07.....................................      2,250,000
   4,000,000 Level 3 Communications, Inc.,
              Sr. Notes,
              9.125%, 5/1/08.....................................      3,710,153
   5,000,000 MJD Communications, Inc.,
              Sr. Notes (Subord.),
              9.50%, 5/1/08 (d)..................................      4,875,000
   4,500,000 Mobile Telecommunication Technology,
              Sr. Disc. Notes (Subord.),
              13.50%, 12/15/02...................................      4,837,500
   8,000,000 Nextel International, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.00%),
              0.00%, 4/15/08 (c).................................      2,940,000
   4,000,000 Paging Network, Inc.,
              Sr. Notes (Subord.),
              10.00%, 10/15/08...................................      3,880,000
             Price Communications Cellular Holding:
   1,000,000 Sr. Notes, PIK,
             11.25%, 8/15/08.....................................        865,000
   5,000,000 Sr. Secd. Notes,
             9.13%, 12/15/06 (d).................................      5,000,000
   4,200,000 Qwest Communications
              International, Inc.,
              Sr. Notes,
              7.50%, 11/1/08 (d).................................      4,171,608
   5,000,000 Rural Cellular Corp.,
              Series B, Sr. Notes (Subord.),
              9.625%, 5/15/08....................................      4,787,500
   6,025,000 Talton Holdings, Inc.,
              Series B, Sr. Notes,
              11.00%, 6/30/07....................................      5,723,750

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             TELECOMMUNICATION SERVICES & EQUIPMENT - CONTINUED
 $ 1,000,000 Telewest Communications PLC,
              Sr. Notes,
              11.25%, 11/1/08 (d)................................   $  1,045,000
   5,000,000 USN Communications, Inc.,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.23%),
              0.00%, 8/15/04 (c).................................      1,500,000
                                                                    ------------
                                                                      59,383,011
                                                                    ------------
             TEXTILE & APPAREL - 1.2%
   5,460,000 Delta Mills, Inc.,
              Series B, Sr. Notes,
              9.625%, 9/1/07.....................................      5,023,200
                                                                    ------------
             TRANSPORTATION - 7.3%
   5,000,000 American Commercial Lines
              LLC,
              Sr. Notes,
              10.25%, 6/30/08 (d)................................      4,875,000
   5,000,000 Global Ocean Carriers Limited,
              Sr. Notes,
              10.25%, 7/15/07....................................      2,900,000
   5,000,000 Greyhound Lines, Inc.,
              Series B, Sr. Notes,
              11.50%, 4/15/07....................................      5,500,000
   3,500,000 Outboard Marine Corp.,
              Sr. Notes (d),
              10.75%, 6/1/08.....................................      3,272,500
   4,250,000 Pegasus Shipping Hellas Limited,
              Series A, 1st Preferred Mtge. Notes,
              11.875%, 11/15/04..................................      4,037,500
             Trans World Airlines, Inc.:
   3,000,000 Sr. Notes,
             11.38%, 3/1/06......................................      2,580,000
   5,000,000 Sr. Secd. Notes,
             11.50%, 12/15/04....................................      4,600,000
   2,536,000 Valujet, Inc.,
              Sr. Notes,
              10.25%, 4/15/01....................................      1,521,600
                                                                    ------------
                                                                      29,286,600
                                                                    ------------
             Total Corporate Bonds
              (cost $353,089,094)................................    312,547,488
                                                                    ------------
 FOREIGN BONDS (U.S. DOLLARS) - 8.4%
             Applied International Finance Co.:
   2,000,000 8.68%, 6/28/99......................................      1,560,000
   3,000,000 Secd. Notes,
             10.25%, 10/1/00.....................................      1,950,000
   1,675,000 Aztec Holdings SA DE CV,
              Sr. Secd. Notes,
              11.00%, 6/15/02....................................      1,172,500
   3,000,000 Cenargo International Ltd.,
              1st Mtge. Notes,
              9.75%, 6/15/08 (d).................................      2,617,500
   6,000,000 Clearnet Communications, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.71%),
              0.00%, 12/15/05 (c)................................      4,740,000

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
 $ 5,000,000 Great Central Mines Ltd.,
              Sr. Notes,
              8.875%, 4/1/08 (d)................................   $  4,775,000
   5,000,000 Grupo Televisa SA DE CV,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.90%),
              0.00%, 5/15/08 (c)................................      3,375,000
   3,500,000 Microcell Telecommunications,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.68%),
              0.00%, 6/1/06 (c).................................      2,170,000
   3,000,000 Norampac, Inc.,
              Sr. Notes,
              9.50%, 2/1/08.....................................      2,820,000
   5,000,000 Star Choice Communications,
              Sr. Secd. Notes,
              13.00%, 12/15/05..................................      4,550,000
   1,750,000 Stena Line AB,
              Sr. Notes,
              10.625%, 6/1/08...................................      1,561,875
   3,500,000 TV Azteca SA DE CV,
              Series B, Sr. Notes,
              10.50%, 2/15/07...................................      2,450,000
                                                                   ------------
             Total Foreign Bonds (U.S. Dollars)
              (cost $39,445,692)................................     33,741,875
                                                                   ------------
 FOREIGN BONDS (NON-U.S. DOLLARS) - 0.7%
   9,500,000 Microcell Telecommunications,
         CAD Series B, Sr. Disc. Notes,
             Step Bond,
             (Eff. Yield 10.23%),
             0.00%, 10/15/07
             (cost $4,411,743) (c)..............................      2,955,282
                                                                   ------------
--------------------------------------------------------------------------------
   Shares
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS - 0.9%
             AEROSPACE & DEFENSE - 0.1%
      76,000 CHC Helicopter Corp.,
              Warrants (a)......................................        228,000
                                                                   ------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 0.0% (G)
       9,500 Chatwins Group, Inc.,
              Warrants (a) (d)..................................          9,500
                                                                   ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.0% (G)
     115,800 Star Choice Communications, Warrants (a)...........        180,117
                                                                   ------------
             FINANCE & INSURANCE - 0.3%
   1,053,108 Ampex Corp.,
              Common Stock (a)..................................      1,053,108
                                                                   ------------
             FOOD & BEVERAGE PRODUCTS - 0.0% (G)
     131,250 Specialty Foods Acquisition Corp.,
              Common Stock (a)..................................          6,562
                                                                   ------------
             GAMING - 0.2%
  10,775,000 Gold River Hotel and Casino Corp.,
              Common Stock (a) (b) (h)..........................        107,750

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS - CONTINUED
             GAMING - CONTINUED
             Isle of Capri Casinos, Inc.:
      47,778 Warrants (a) (h)...................................   $        478
     254,790 Common Stock (a)...................................        684,748
                                                                   ------------
                                                                        792,976
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 0.3%
       4,000 Econophone, Inc.,
              Warrants (a) (d)..................................         72,000
         750 Metronet Communications Corp.,
              Class B, Warrants (a) (d).........................         22,969
             Nextel Communications, Inc.:
       9,510 Warrants (a) (d)...................................            285
      10,843 Common Stock, Class A (a) (d)......................        196,190
      25,800 Price Communications Cellular,
              Warrants (a)......................................        855,270
                                                                   ------------
                                                                      1,146,714
                                                                   ------------
             Total Common Stocks and Warrants (cost
              $6,197,970).......................................      3,416,977
                                                                   ------------
 PREFERRED STOCKS - 5.8%
             CABLE/OTHER VIDEO
              DISTRIBUTION - 0.8%
      28,500 Adelphia Communications Corp.,
              Series B..........................................      3,249,000
                                                                   ------------
             ENGINEERING - 1.7%
      60,582 CSC Holdings, Inc.,
              Series M (a)......................................      6,633,729
                                                                   ------------
             FINANCE & INSURANCE - 2.8%
             Ampex Corp.:
       7,671 Redeemable Preferred Stock (a) (h).................      7,311,997
       3,510 Convertible Preferred Stock (a) (h)................      2,868,372
      12,800 Sinclair Capital...................................      1,280,000
                                                                   ------------
                                                                     11,460,369
                                                                   ------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 0.5%
      20,000 Primedia, Inc.,
              Series F..........................................      1,980,000
                                                                   ------------
             Total Preferred Stocks
              (cost $22,285,403)................................     23,323,098
                                                                   ------------
--------------------------------------------------------------------------------
  Principal
   Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 7.0%
 $28,406,000 Keystone Joint Repurchase Agreement (Investments in
              repurchase agreements, in a joint trading account,
              dated 10/30/98, maturity value $28,419,019),
              5.50%, 11/2/98
               (cost $28,406,000) (e)...........................   $ 28,406,000
                                                                   ------------

             TOTAL INVESTMENTS -
              (COST $453,835,902)........................   100.3%  404,390,720
             OTHER ASSETS AND
              LIABILITIES - NET..........................    (0.3)   (1,059,166)
                                                            -----  ------------
             NET ASSETS - ...............................   100.0% $403,331,554
                                                            =====  ============

[LOGO OF HIGH YIELD BOND FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)


(a) Non-income producing.
(b) All or a portion of these securities are either (1) restricted secu-rities (i.e., securities which may not be publicly sold without reg-istration under the Federal Securities Act of 1933) or (2) illiquid securities, and are valued using market quotations where readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures ap-proved by the Board of Trustees. The Fund may make investments in an amount up to 15% of the value of the Fund's net assets in such secu-rities.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(e) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1998.
(f) This obligation has filed Chapter 11 bankruptcy and has discontinued accrual of interest income.
(g) Less than 1/10th of one percent of net assets.
(h) Security has been fair valued in accord with procedures established by the Board of Trustees.

SUMMARY OF ABBREVIATIONS:
CAD  Canadian Dollar
PIK  Paid in Kind Security

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                              Value
--------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES - 0.7%
 $ 1,850,000 PNC Student Loan Trust,
              Series 97-2, Class A7,
              6.728%, 1/25/07 (cost $1,850,000)..................   $  2,042,881
                                                                    ------------
 CORPORATE BONDS - 34.2%
             AEROSPACE & DEFENSE - 0.6%
   1,700,000 Sequa Corp.,
              Sr. Notes,
              8.75%, 12/15/01....................................      1,717,000
                                                                    ------------
             AUTOMOTIVE EQUIPMENT & MANUFACTURING - 1.3%
   1,000,000 Exide Corp.,
              Sr. Notes (Subord.),
              2.90%, 12/15/05 (d)................................        458,750
   1,000,000 Oxford Automotive, Inc.,
              Sr. Notes (Subord.),
              10.125%, 6/15/07...................................        920,000
   2,500,000 Walbro Corp.,
              Series B, Sr. Notes,
              10.125%, 12/15/07..................................      2,275,000
                                                                    ------------
                                                                       3,653,750
                                                                    ------------
             BUILDING, CONSTRUCTION & FURNISHINGS - 0.6%
   2,000,000 Del Webb Corp.,
              Sr. Debs. (Subord.),
              9.375%, 5/1/09.....................................      1,860,000
                                                                    ------------
             CABLE/OTHER VIDEO
              DISTRIBUTION - 2.8%
   1,150,000 Acme Television LLC,
              Series B, Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.39%),
              0.00%, 9/30/04 (c) ................................        874,000
             Adelphia Communications Corp.,
              Series B, Sr. Notes:
   2,000,000 9.875%, 3/1/07......................................      2,150,000
     250,000 10.50%, 7/15/04.....................................        268,125
   1,500,000 Galaxy Telecom LP,
              Sr. Notes (Subord.),
              12.375%, 10/1/05...................................      1,605,000
   1,000,000 Lenfest Communications, Inc.,
              Sr. Notes,
              8.375%, 11/1/05....................................      1,040,000
   1,000,000 Lodgenet Entertainment Corp.,
              Sr. Notes,
              10.25%, 12/15/06...................................        991,250
   1,000,000 Pegasus Communications Corp.,
              Series B, Sr. Notes,
              9.625%, 10/15/05...................................        930,000
                                                                    ------------
                                                                       7,858,375
                                                                    ------------
             CHEMICAL & AGRICULTURAL
              PRODUCTS - 0.2%
     500,000 Texas Petrochemical Corp.,
              Series B, Sr. Notes (Subord.),
              11.125%, 7/1/06....................................        450,000
                                                                    ------------
             CONSUMER PRODUCTS &
              SERVICES - 1.8%
   2,000,000 Loewen Group International, Inc.,
              Series 4, Sr. Notes,
              8.25%, 10/15/03....................................      1,585,000

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             CONSUMER PRODUCTS &
              SERVICES - CONTINUED
 $ 1,000,000 MTS, Inc.,
              Sr. Notes (Subord.),
              9.375%, 5/1/05....................................   $    905,000
   3,000,000 Revlon Consumer Products Corp.,
              Sr. Notes (Subord.),
              8.625%, 2/1/08....................................      2,700,000
                                                                   ------------
                                                                      5,190,000
                                                                   ------------
             FINANCE & INSURANCE - 1.5%
   1,500,000 Americo Life, Inc.,
              Sr. Notes (Subord.),
              9.25%, 6/1/05.....................................      1,486,875
   1,500,000 Presidential Life Corp.,
              Sr. Notes,
              9.50%, 12/15/00...................................      1,535,625
   1,250,000 Reliance Group Holdings, Inc.,
              Sr. Notes,
              9.00%, 11/15/00...................................      1,288,963
                                                                   ------------
                                                                      4,311,463
                                                                   ------------
             FOOD & BEVERAGE PRODUCTS - 0.5%
     500,000 Chiquita Brands International, Inc.,
              Sr. Notes,
              9.625%, 1/15/04...................................        485,000
   1,000,000 Sun World International, Inc.,
              Series B, 1st Mtge. Notes,
              11.25%, 4/15/04...................................      1,025,000
                                                                   ------------
                                                                      1,510,000
                                                                   ------------
             GAMING - 0.5%
   1,500,000 Boyd Gaming Corp.,
              Sr. Notes (Subord.),
              9.50%, 7/15/07....................................      1,425,000
                                                                   ------------
             INFORMATION SERVICES &
              TECHNOLOGY - 0.4%
   1,000,000 Unisys Corp.,
              Sr. Notes,
              11.75%, 10/15/04..................................      1,130,000
                                                                   ------------
             LEISURE & TOURISM - 1.4%
     500,000 Cinemark USA, Inc.,
              Series B, Sr. Notes (Subord.),
              9.625%, 8/1/08....................................        505,000
   2,000,000 Loews Cineplex Entertainment Corp.,
              Sr. Notes (Subord.),
              8.875%, 8/1/08....................................      1,960,000
   1,000,000 Premier Cruise Ltd.,
              Sr. Notes,
              11.00%, 3/15/08 (d)...............................        500,000
   1,000,000 Prime Hospitality Corp.,
              Series B, Sr. Notes (Subord.),
              9.75%, 4/1/07.....................................        947,500
                                                                   ------------
                                                                      3,912,500
                                                                   ------------
             METALS & MINING - 2.5%
   2,000,000 Acme Metals, Inc.,
              Sr. Notes,
              10.875%, 12/15/07 (f).............................        350,000
     500,000 Anker Coal Group, Inc.,
              Series B, Sr. Notes,
              9.75%, 10/1/07....................................        170,000

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             METALS & MINING - CONTINUED
 $ 1,500,000 Armco, Inc.,
              Sr. Notes,
              9.375%, 11/1/00...................................   $  1,507,500
   1,000,000 Bethlehem Steel Corp.,
              Sr. Notes,
              10.375%, 9/1/03...................................      1,020,000
   1,000,000 Envirosource, Inc.,
              Sr. Notes,
              9.75%, 6/15/03....................................        960,000
   2,000,000 NSM Steel, Inc.,
              Sr. Mtge. Notes,
              12.00%, 2/1/06 (d)................................        535,000
   3,000,000 WHX Corp.,
              Sr. Notes,
              10.50%, 4/15/05 (d)...............................      2,715,000
                                                                   ------------
                                                                      7,257,500
                                                                   ------------
             OIL/ENERGY - 3.2%
   1,500,000 Benton Oil & Gas Co.,
              Sr. Notes,
              9.375%, 11/1/07...................................      1,050,000
   1,000,000 Energy Corp. of America,
              Series A, Sr. Notes (Subord.),
              9.50%, 5/15/07....................................        890,000
   1,500,000 Houston Exploration Co.,
              Series B, Sr. Notes (Subord.),
              8.625%, 1/1/08....................................      1,410,000
   2,150,000 HS Resources, Inc.,
              Sr. Notes (Subord.),
              9.25%, 11/15/06...................................      1,999,500
   1,875,000 Parker Drilling Co.,
              Series D, Sr. Notes,
              9.75%, 11/15/06...................................      1,748,437
   2,500,000 Petsec Energy, Inc.,
              Series B, Sr. Notes (Subord.),
              9.50%, 6/15/07....................................      2,000,000
                                                                   ------------
                                                                      9,097,937
                                                                   ------------
             PAPER & PACKAGING - 0.8%
     350,000 Printpack, Inc.,
              Series B, Sr. Notes (Subord.),
              10.625%, 8/15/06..................................        350,000
   2,000,000 Stone Container Finance Co.,
              Sr. Notes,
              11.50%, 8/15/06 (d)...............................      1,860,000
                                                                   ------------
                                                                      2,210,000
                                                                   ------------
             PUBLISHING, BROADCASTING & ENTERTAINMENT - 1.8%
   1,500,000 American Lawyer Media, Inc.,
              Series B, Sr. Notes (Subord.),
              9.75%, 12/15/07...................................      1,492,500
   1,000,000 Big Flower Press Holdings, Inc.,
              Sr. Notes (Subord.),
              8.875%, 7/1/07....................................        975,000
   1,625,000 Capstar Broadcasting Partners,
              Sr. Disc. Notes,
              12.75%, 2/1/09....................................      1,186,250
     564,000 SFX Broadcasting, Inc.,
              Series B, Sr. Notes (Subord.),
              10.75%, 5/15/06...................................        604,890

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             PUBLISHING, BROADCASTING &
              ENTERTAINMENT - CONTINUED
 $ 1,000,000 Sinclair Broadcast Group, Inc.,
              Sr. Notes (Subord.),
              10.00%, 9/30/05...................................   $  1,005,000
                                                                   ------------
                                                                      5,263,640
                                                                   ------------
             RETAILING & WHOLESALE - 2.8%
   2,000,000 Advance Stores Co.,
              Sr. Notes (Subord.),
              10.25%, 4/15/08 (d)...............................      1,900,000
     825,000 AFC Enterprises, Inc.,
              Sr. Notes (Subord.),
              10.25%, 5/15/07...................................        792,000
   1,500,000 FRD Acquisition Co.,
              Series B, Sr. Notes,
              12.50%, 7/15/04...................................      1,470,000
   2,000,000 Jitney Jungle Stores America, Inc.,
              Sr. Notes (Subord.),
              10.375%, 9/15/07..................................      1,920,000
   1,000,000 Pathmark Stores, Inc.,
              Sr. Notes (Subord.),
              9.625%, 5/1/03....................................        975,000
   1,000,000 Perkins Family Restaurant,
              Series B, Sr. Notes,
              10.125%, 12/15/07.................................      1,030,000
                                                                   ------------
                                                                      8,087,000
                                                                   ------------
             TELECOMMUNICATION SERVICES &
              EQUIPMENT - 5.5%
   1,000,000 Centennial Cellular Corp.,
              Sr. Notes,
              8.875%, 11/1/01...................................      1,050,000
   1,450,000 Echostar Communications Corp.,
              Sr. Secd. Disc. Notes,
              Step Bond,
              (Eff. Yield 10.05%),
              0.00%, 6/1/04 (c).................................      1,399,250
     500,000 Intermedia Capital Partners,
              Sr. Notes,
              11.25%, 8/1/06....................................        546,250
   2,400,000 Nextel Communications, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 7.29%),
              0.00%, 8/15/04 (c)................................      2,238,000
   3,000,000 Price Communication Cellular Holding,
              Sr. Notes, PIK,
              11.25%, 8/15/08...................................      2,595,000
     500,000 Price Communications Wireless,
              Sr. Secd. Notes,
              9.125%, 12/15/06 (d)..............................        500,000
   2,500,000 Rural Cellular Corp.,
              Series B, Sr. Notes (Subord.),
              9.625%, 5/15/08...................................      2,393,750
   3,000,000 Talton Holdings, Inc.,
              Series B, Sr. Notes,
              11.00%, 6/30/07...................................      2,850,000
   3,050,000 Winstar Communications, Inc.,
              Sr. Disc. Notes,
              Step Bond,
              (Eff. Yield 9.76%),
              0.00%, 10/15/05 (c)...............................      2,135,000
                                                                   ------------
                                                                     15,707,250
                                                                   ------------

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - CONTINUED
             TEXTILE & APPAREL - 0.5%
 $ 1,500,000 Delta Mills, Inc.,
              Series B, Sr. Notes,
              9.625%, 9/1/07....................................   $  1,380,000
                                                                   ------------
             TRANSPORTATION - 3.9%
   2,000,000 American Commercial Lines LLC,
              Sr. Notes,
              10.25%, 6/30/08 (d)...............................      1,950,000
   1,500,000 Hvide Marine, Inc.,
              8.375%, 2/15/08...................................      1,110,000
   1,750,000 Pegasus Shipping Hellas Limited,
              Series A, 1st Preferred Mtge. Notes,
              11.875%, 11/15/04.................................      1,662,500
             Piedmont Aviation, Inc.:
     852,000 Series A,
             9.90%, 1/15/01.....................................        877,151
   1,389,000 Series F,
             10.15%, 3/28/03....................................      1,478,215
   1,500,000 Sea Containers Limited,
              Series B, Sr. Notes,
              7.875%, 2/15/08...................................      1,415,625
   2,000,000 Trans World Airlines, Inc.,
              Sr. Notes,
              11.375%, 3/1/06...................................      1,720,000
     896,000 U.S. Air, Inc.,
              Series 88-B,
              9.90%, 1/15/01....................................        922,262
                                                                   ------------
                                                                     11,135,753
                                                                   ------------
             UTILITIES - 1.6%
   1,000,000 Calpine Corp.,
              Sr. Notes,
              8.75%, 7/15/07....................................      1,012,500
   1,000,000 Cleveland Electric Illuminating Co.,
              Series B, 1st Mtge. Notes,
              9.50%, 5/15/05....................................      1,096,570
   2,218,808 Tucson Electric,
              Series B,
              10.211%, 1/1/09...................................      2,329,749
                                                                   ------------
                                                                      4,438,819
                                                                   ------------
             Total Corporate Bonds
              (cost $106,226,705)...............................     97,595,987
                                                                   ------------
 COLLATERALLIZED MORTGAGED OBLIGATIONS - 0.7%
   1,950,819 Independent National Mortgage Corp.,
              Series 1997-A, Class A,
              (Est. Maturity 2002) 7.79%, 12/26/26, (cost,
              $1,947,822) (d) (e)...............................      1,951,429
                                                                   ------------
 FOREIGN BONDS (U.S. DOLLARS) - 4.8%
   1,750,000 Applied International Finance Co.,
              8.68%, 6/28/99....................................      1,365,000
     500,000 Aztec Holdings SA DE CV,
              Sr. Secd. Notes,
              11.00%, 6/15/02...................................        350,000
   1,000,000 Doman Industries Limited,
              Sr. Notes,
              8.75%, 3/15/04....................................        700,000
   2,000,000 Globo Communicacoes E Participacoes,
              Sr. Notes,
              10.625%, 12/5/08 (d)..............................      1,080,000

--------------------------------------------------------------------------------
   Principal
     Amount                                                            Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (U.S. DOLLARS) - CONTINUED
 $      325,000 Globo Participacoes,
                 10.625%, 12/5/08................................   $    175,500
      1,250,000 Great Central Mines Ltd.,
                 Sr. Notes,
                 8.875%, 4/1/08 (d)..............................      1,193,750
      1,000,000 Grupo Industrial Durango S.A.,
                 Notes,
                 12.625%, 8/1/03.................................        775,000
      4,000,000 Jamaica (Government of),
                 10.875%, 6/10/05................................      3,080,000
      2,000,000 Mastellone Hermanos S A,
                 Sr. Notes,
                 11.75%, 4/1/08..................................      1,252,260
        800,000 PTC International Finance BV,
                 Sr. Disc. Notes (Subord.),
                 Step Bond,
                 (Eff. Yield 10.14%),
                 0.00%, 7/1/07 (c)...............................        340,000
      1,000,000 Supercanal Holdings S.A.,
                 Sr. Notes,
                 11.50%, 5/15/05 (d).............................        472,500
      1,425,000 TV Azteca SA DE CV,
                 Series B, Sr. Notes,
                 10.50%, 2/15/07.................................        997,500
      4,000,000 TV Bandeirantes,
                 Sr. Notes,
                 12.875%, 5/15/06 (d)............................      1,910,000
                                                                    ------------
                Total Foreign Bonds (U.S. Dollars)
                 (cost $20,525,862)..............................     13,691,510
                                                                    ------------
 FOREIGN BONDS (NON-U.S. DOLLARS) - 24.2%
      2,250,000 Australia (Commonwealth of), Deb.,
            AUD 10.00%, 2/15/06..................................      1,849,354
      3,000,000 CEI Citicorp Holdings,
            ARS 11.25%, 2/14/07..................................      1,695,560
        400,000 European Investment Bank,
            GBP Bonds,
                7.625%, 12/7/06..................................        754,001
  1,868,000,000 Greece (Republic of),
            GRD 8.80%, 6/19/07...................................      6,888,072
      3,000,000 ICO Global Communications,
            XEU 15.25%, 8/1/05...................................      2,241,730
                Italy (Republic of), Deb.:
  6,595,000,000 6.75%, 2/1/07....................................      4,651,153
            ITL
  1,105,000,000 9.50%, 2/1/06....................................        888,826
            ITL
      1,500,000 Microcell Telecommunications,
            CAD Series B, Sr. Disc. Notes,
                Step Bond,
                (Eff. Yield 10.28%)
                0.00%, 10/15/07 (c)..............................        466,623
      7,220,000 New Zealand (Government of),
            NZD 7.00%, 7/15/09...................................      4,312,740
      3,500,000 NTL, Inc.,
            GBP Sr. Notes, Step Bond,
                (Eff. Yield 9.82%),
                0.00%, 4/1/08 (c)................................      2,811,814

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
    Amount                                                            Value
--------------------------------------------------------------------------------
 FOREIGN BONDS (NON U.S. DOLLARS) - CONTINUED
    6,000,000 Quebec (Province of), Deb.,
          CAD 9.375%, 1/16/23...................................   $  5,409,916
   76,766,000 Realkredit Danmark,
          DKK 6.00%, 10/1/29....................................     11,677,013
   25,840,000 Spain (Government of), Deb.,
          ESP 5.00%, 1/31/01....................................        189,406
   12,910,000 United Kingdom Treasury, Deb.,
          GBP 7.25%, 12/7/07....................................     25,129,469
                                                                   ------------
              Total Foreign Bonds (Non U.S. Dollars) (cost
               $71,181,341).....................................     68,965,677
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 27.7%
              Federal Home Loan Mortgage Corp.
 $ 14,357,759 7.00%, 5/1/11 - 8/1/28............................     14,643,318
    2,319,550 Federal Home Loan Mortgage Corp.,Participation
               Certificate,
               7.614%, 4/1/22...................................      2,385,518
              Federal National Mortgage Assn.:
    7,928,633 6.00%, 8/1/28.....................................      7,834,441
   29,962,417 6.50%, 8/1/28 - 9/1/28............................     30,196,423
   17,100,182 7.00%, 9/1/27 - 2/1/28............................     17,468,861
    1,538,453 7.39%, 9/1/21.....................................      1,574,514
    1,536,595 7.48%, 12/1/23....................................      1,552,976
    3,414,627 Government National Mortgage Assn., 6.50%,
               7/15/09..........................................      3,483,978
                                                                   ------------
              Total Mortgage-Backed Securities
               (cost $78,380,172)...............................     79,140,029
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 4.9%
   10,300,000 U.S. Treasury Bond STRIPS,
               (Eff. Yield 8.71%),
               , 0.00%, 11/15/21 (c)............................      2,837,959
    5,000,000 U.S. Treasury Bonds,
               6.375%, 8/15/27..................................      5,761,700
    5,225,000 U.S. Treasury Notes,
               5.50%, 5/31/03...................................      5,471,568
                                                                   ------------
              Total U.S. Treasury Obligations
               (cost $13,863,927)...............................     14,071,227
                                                                   ------------

--------------------------------------------------------------------------------
   Shares                                                             Value
--------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS - 0.2%
            FINANCE & INSURANCE - 0.1%
     92,440 Ampex Corp.,
             Common Stock (a)...................................   $     92,440
                                                                   ------------
            GAMING - 0.1%
            Isle Capri Casinos, Inc.:
    104,514  Common Stock (a)...................................        280,881
     19,582 Warrants (a) (h)....................................            196
                                                                   ------------
                                                                        281,077
                                                                   ------------
            TELECOMMUNICATION SERVICES &
             EQUIPMENT - 0.0%
            Nextel Communications, Inc.:
      3,718  Common Stock, Class A (a) (g)......................         67,272
      4,820 Warrants (a)........................................            145
                                                                   ------------
                                                                         67,417
                                                                   ------------
            Total Common Stocks and Warrants
             (cost $1,582,039)..................................        440,934
                                                                   ------------
 PREFERRED STOCKS - 0.3%
            FINANCE & INSURANCE - 0.3%
            Ampex Corporation:
        308  Convertable Preferred Stock (a) (h)................        251,697
        674 Redeemable Preferred Stock (a) (h)..................        642,457
                                                                   ------------
            Total Preferred Stocks
             (cost $894,154)....................................        894,154
                                                                   ------------
--------------------------------------------------------------------------------
 Principal
   Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT - 1.4%
 $4,094,000 Keystone Joint Repurchase Agreement (Investments in
             repurchase agreements, in a joint trading, account,
             dated 10/30/98, maturity value $4,095,876),
             5.50%, 11/2/98
             (cost $4,094,000) (b)..............................      4,094,000
                                                                   ------------

            TOTAL INVESTMENTS -
             (COST $300,548,864)..........................    99.1%  282,887,828
            OTHER ASSETS AND LIABILITIES - NET............     0.9     2,616,831
                                                             -----  ------------
            NET ASSETS - .................................   100.0% $285,504,659
                                                             =====  ============

(a) Non-income producing.
(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1998.
(c) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guide-lines established by the Board of Trustees.
(e) The estimated maturity of a Collateralized Mortgage Obligation ("CMO"), an adjustable rate mortgage security or an asset-backed se-curity is based on currrent and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.
(f) This obligation has filed Chapter 11 bankruptcy and has discontinued accrual of interest income.
(g) Less than 1/10th of one percent of net assets.
(h) Security has been fair valued in accord with procedures established by the Board of Trustees.

                  See Combined Notes to Financial Statements.

[LOGO OF STRATEGIC INCOME FUND APPEARS HERE]

                          October 31, 1998 (Unaudited)

SUMMARY OF ABBREVIATIONS:
ARS  Argentine Peso
AUD  Australian Dollar
CAD  Canadian Dollar
DKK  Danish Krone
ESP  Spanish Peseta
GBP  Pound Sterling
GRD  Greek Drachma
ITL  Italian Lira
JPY  Japenese Yen
PIK  Paid in Kind Security
STRIPS Separate Trading of Registered Interest and Principal Securities XEU European Currency Unit

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

 EXCHANGE                                U.S. $ VALUE AT  IN EXCHANGE NET UNREALIZED
   DATE        CONTRACTS TO DELIVER      OCTOBER 31, 1998 FOR U.S. $   GAIN OR LOSS
------------------------------------------------------------------------------------
 Forward foreign currency exchange contracts to sell:
 1/14/99   39,200,000 Deutsche Mark        $23,747,515    $23,865,331    $117,816
 1/5/99    12,000,000 Pound Sterling        20,017,916     20,326,200     308,284
 1/13/99    3,600,000 New Zealand Dollar     1,909,620      1,869,300     (40,320)
                                                                         --------
                                                                         $385,780
                                                                         ========


                  See Combined Notes to Financial Statements.

[LOGO OF U.S. GOVERNMENT FUND APPEARS HERE]

                            SCHEDULE OF INVESTMENTS
                          October 31, 1998 (Unaudited)

--------------------------------------------------------------------------------
  Principal
   Amount                                                            Value
--------------------------------------------------------------------------------
 CORPORATE BONDS - 6.3%
             CABLE/OTHER VIDEO DISTRIBUTION - 0.6%
 $ 2,000,000 Time Warner Entertainment Co., L.P., Sr. Debs.,
              7.25%, 9/1/08....................................   $  2,176,694
                                                                  ------------
             RETAILING & WHOLESALE - 2.9%
   7,000,000 Dayton Hudson Corp.,
              Bonds,
              5.95%, 12/15/98..................................      7,090,608
   4,000,000 Kroger Co.,
              Notes,
              6.00%, 1/1/99....................................      4,040,396
                                                                  ------------
                                                                    11,131,004
                                                                  ------------
             TELECOMMUNICATION SERVICES & EQUIPMENT - 2.8%
  10,000,000 Worldcom, Inc.,
              Notes,
              6.40%, 8/15/05...................................     10,408,600
                                                                  ------------
             Total Corporate Bonds
              (cost $23,122,819)...............................     23,716,298
                                                                  ------------
 MORTGAGE-BACKED SECURITIES - 48.6%
             Federal Home Loan Mortgage Corp.:
  11,868,298 6.50%, 4/1/26.....................................     11,973,570
   9,953,296 7.00%, 7/1/28.....................................     10,164,804
  18,935,700 7.50%, 5/1/27 - 8/1/28............................     19,422,522
   3,424,765 8.00%, 7/1/17 - 4/1/22............................      3,527,854
   2,395,729 8.50%, 2/1/17 - 10/1/17...........................      2,499,304
   2,309,051 9.00%, 11/1/19 - 4/1/21...........................      2,466,965
     872,762 9.50%, 9/1/20.....................................        942,871
   1,120,686 10.00%, 12/1/19 - 8/1/21..........................      1,194,261
   1,475,102 10.50%, 12/1/19...................................      1,564,906
             Federal National Mortgage Assn.:
  10,000,000 5.75%, 4/15/03....................................     10,383,250
   5,323,435 6.00%, 2/25/05....................................      5,336,611
   3,963,244 6.50%, 1/1/24.....................................      3,996,686
  14,066,555 7.00%, 8/1/25 - 11/1/26...........................     14,390,849
   8,988,685 7.50%, 7/1/23 - 5/1/27............................      9,227,556
   7,067,732 8.00%, 8/1/25.....................................      7,307,186
   1,097,984 9.50%, 6/1/22.....................................      1,172,441
     815,268 11.00%, 1/1/16....................................        905,893

--------------------------------------------------------------------------------
  Principal
   Amount                                                             Value
--------------------------------------------------------------------------------
 MORTGAGE-BACKED SECURITIES - CONTINUED
             Government National Mortgage Assn.:
 $ 8,491,875 6.00%, 2/20/28 - 12/15/99..........................   $  8,445,435
   6,025,232 6.50%, 10/15/25 - 5/20/28..........................      6,084,803
  16,733,052 7.00%, 12/15/22 - 5/15/26..........................     17,134,422
   9,326,046 7.50%, 2/15/22 - 8/15/23...........................      9,620,815
  15,985,268 8.00%, 9/15/09 - 9/15/26...........................     16,582,803
   7,950,836 8.50%, 12/15/21 - 7/15/24..........................      8,417,528
   3,701,911 9.00%, 1/15/20 - 6/15/21...........................      3,947,162
   3,509,394 9.50%, 1/15/19 - 2/15/21...........................      3,790,145
     847,097 10.00%, 12/15/18...................................        925,719
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $178,394,024)...............................    181,426,361
                                                                   ------------
 U.S. TREASURY OBLIGATIONS - 44.2%
             U.S. Treasury Bonds:
  30,015,000 5.50%, 8/15/28.....................................     31,609,577
  12,000,000 8.25%, 5/15/05.....................................     12,641,256
  15,100,000 8.50%, 2/15/20.....................................     20,998,453
   7,650,000 8.75%, 11/15/08 - 8/15/20..........................     10,029,334
  20,010,000 8.88%, 8/15/17 - 2/15/19...........................     28,392,285
   9,300,000 9.25%, 2/15/16.....................................     13,426,884
             U.S. Treasury Notes:
  14,500,000 6.25%, 6/30/02.....................................     15,406,264
   3,000,000 6.75%, 4/30/00.....................................      3,103,128
  21,800,000 7.75%, 11/30/99 - 1/31/00..........................     22,614,391
   6,200,000 8.00%, 5/15/01.....................................      6,740,566
                                                                   ------------
             Total U.S. Treasury Obligations
              (cost $157,083,610)...............................    164,962,138
                                                                   ------------
 REPURCHASE AGREEMENT - 0.9%
   3,252,152 Donaldson, Lufkin & Jenrette Securities Corp.,
              5.40% dated 10/30/98, due 11/2/98, maturity value,
              $3,253,615
              (cost $3,252,152) (a).............................      3,252,152
                                                                   ------------

         TOTAL INVESTMENTS -
          (COST $361,852,605).............................   100.0%  373,356,949
         OTHER ASSETS AND
          LIABILITIES - NET...............................      0.0       94,688
                                                             ------ ------------
         NET ASSETS - ....................................   100.0% $373,451,637
                                                             ====== ============

(a) Collateralized by $3,076,000 U.S. Treasury Notes, 6.25%, due 8/31/02; value, including accrued interest $3,318,017.

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      STATEMENTS OF ASSETS AND LIABILITIES
                          October 31, 1998 (Unaudited)

                                                          STRATEGIC        U.S.
                            DIVERSIFIED    HIGH YIELD       INCOME      GOVERNMENT
                               FUND           FUND           FUND          FUND
------------------------------------------------------------------------------------
 ASSETS
 Identified cost of
  securities.............  $ 529,839,180  $ 453,835,902  $300,548,864  $361,852,605
  Net unrealized gain or
   loss on securities....     13,148,885    (49,445,182)  (17,661,036)   11,504,344
                           -------------  -------------  ------------  ------------
 Investments at market
  value..................  $ 542,988,065  $ 404,390,720  $282,887,828  $373,356,949
 Cash....................            468         16,716           474             0
 Receivable for
  investments sold.......      1,811,382      5,656,372     1,289,451        52,523
 Receivable for Fund
  shares sold............        885,981        194,537       341,753     3,465,846
 Interest receivable.....      8,012,713      9,651,576     5,759,937     4,556,896
 Unrealized appreciation
  on forward foreign
  currency exchange
  contracts..............        273,149              0       426,100             0
 Prepaid expenses and
  other assets...........        367,736        208,750        64,607        91,664
------------------------------------------------------------------------------------
   Total assets..........    554,339,494    420,118,671   290,770,150   381,523,878
------------------------------------------------------------------------------------
 LIABILITIES
 Distributions payable...      1,102,445      1,380,141       881,029       524,588
 Payable for investments
  purchased..............      7,559,403     14,818,394     1,404,688     6,879,833
 Payable for Fund shares
  redeemed...............        494,500        266,903     1,891,077       345,428
 Payable for closed
  forward foreign
  currency contracts.....              0              0       844,051             0
 Payable for reverse
  repurchase agreement...      5,112,736              0             0             0
 Payable for securities
  on loan................      4,074,790              0             0             0
 Unrealized depreciation
  on forward foreign
  currency exchange
  contracts..............        247,548              0        40,320             0
 Advisory fees payable...        241,275        150,146        60,839       154,091
 Distribution fees
  payable................        119,392         89,555        84,295        53,579
 Due to other related
  parties................          7,000          5,505         4,201         6,383
 Accrued expenses and
  other liabilities......         56,476         76,473        54,991       108,339
------------------------------------------------------------------------------------
   Total liabilities.....     19,015,565     16,787,117     5,265,491     8,072,241
------------------------------------------------------------------------------------
 NET ASSETS..............  $ 535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 NET ASSETS REPRESENTED
  BY
 Paid-in capital.........  $ 684,243,618  $ 848,246,842  $378,875,302  $386,576,585
 Undistributed net
  investment income......        396,334     (1,538,518)   (1,679,081)            0
 Accumulated net
  realized loss on
  securities and foreign
  currency related
  transactions...........   (162,489,555)  (393,931,588)  (74,421,790)  (24,629,292)
 Net unrealized gain or
  loss on securities and
  foreign currency
  related transactions...     13,173,532    (49,445,182)  (17,269,772)   11,504,344
------------------------------------------------------------------------------------
   Total net assets......  $ 535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 NET ASSETS CONSISTS OF
 Class A.................  $ 464,828,856  $ 324,330,730  $164,213,007  $ 48,945,226
 Class B.................     70,245,132     70,596,077   102,861,621   132,259,387
 Class C.................        202,417        970,665    16,601,223     5,832,818
 Class Y.................         47,524      7,434,082     1,828,808   186,414,206
------------------------------------------------------------------------------------
                           $ 535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 SHARES OUTSTANDING
 Class A.................     29,438,762     84,170,021    24,495,701     4,937,457
 Class B.................      4,448,804     18,321,338    15,272,557    13,341,442
 Class C.................         12,820        251,907     2,467,874       588,378
 Class Y.................          3,010      1,929,317       279,601    18,804,647
------------------------------------------------------------------------------------
 NET ASSET VALUE PER
  SHARE
 Class A.................  $       15.79  $        3.85  $       6.70  $       9.91
------------------------------------------------------------------------------------
 Class A--Offering price
  (based on sales charge
  of 4.75%)..............  $       16.58  $        4.04  $       7.03  $      10.40
------------------------------------------------------------------------------------
 Class B.................  $       15.79  $        3.85  $       6.74  $       9.91
------------------------------------------------------------------------------------
 Class C.................  $       15.79  $        3.85  $       6.73  $       9.91
------------------------------------------------------------------------------------
 Class Y.................  $       15.79  $        3.85  $       6.54  $       9.91
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                            STATEMENTS OF OPERATIONS
                 Six Months Ended October 31, 1998 (Unaudited)

                                                       STRATEGIC       U.S.
                           DIVERSIFIED   HIGH YIELD      INCOME     GOVERNMENT
                              FUND          FUND          FUND         FUND
--------------------------------------------------------------------------------
 INVESTMENT INCOME
 Interest income (net of
  foreign withholding
  taxes of $0, $0,
  $9,354 and $0,
  respectively).........   $20,429,891  $ 22,417,476  $ 12,614,788  $11,720,143
 Dividend income........        57,031       351,650             0            0
 Security lending
  income................        34,512             0             0            0
--------------------------------------------------------------------------------
 TOTAL INVESTMENT
  INCOME................    20,521,434    22,769,126    12,614,788   11,720,143
--------------------------------------------------------------------------------
 EXPENSES
 Advisory fee...........     1,483,801     1,408,826       943,462      853,244
 Distribution Plan
  expenses..............       964,714       894,144       862,553      726,777
 Transfer agent fees....       806,659       738,540       407,694      228,023
 Administrative services
  fees..................        42,226        30,927        24,314       46,570
 Trustees' fees and
  expenses..............        13,355         5,106         2,266        2,876
 Shareholder reports
  expense...............       145,607       130,822        44,760       14,790
 Custodian fees.........       116,393        92,708        94,215       60,502
 Registration and filing
  fees..................        16,678       108,220        67,138       24,646
 Professional fees......        16,503        14,557        15,120       11,057
 Other..................        46,379         3,942         8,987       17,980
--------------------------------------------------------------------------------
  Total expenses........     3,652,315     3,427,792     2,470,509    1,986,465
 Less: Fee credits......          (711)      (40,027)      (11,525)         (20)
   Fee waivers and
    expense
    reimbursements......             0      (176,977)     (231,191)           0
--------------------------------------------------------------------------------
  Net expenses..........     3,651,604     3,210,788     2,227,793    1,986,445
--------------------------------------------------------------------------------
 NET INVESTMENT INCOME..    16,869,830    19,558,338    10,386,995    9,733,698
--------------------------------------------------------------------------------
 NET REALIZED AND
  UNREALIZED GAIN OR
  LOSS ON SECURITIES AND
  FOREIGN CURRENCY
  RELATED TRANSACTIONS
 Realized gain or loss
  on:
  Securities............    (1,588,691)  (20,780,179)    3,016,029   (1,818,347)
  Foreign currency
   related
   transactions.........    (1,363,381)     (210,644)   (2,949,389)           0
--------------------------------------------------------------------------------
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions..    (2,952,072)  (20,990,823)       66,640   (1,818,347)
--------------------------------------------------------------------------------
 Net change in
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions..    (1,388,393)  (51,854,634)  (22,278,454)  10,087,943
--------------------------------------------------------------------------------
 Net realized and
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions..    (4,340,465)  (72,845,457)  (22,211,814)   8,269,596
--------------------------------------------------------------------------------
 NET INCREASE (DECREASE)
  IN NET ASSETS
  RESULTING FROM
  OPERATIONS............   $12,529,365  $(53,287,119) $(11,824,819) $18,003,294
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS
                 Six Months Ended October 31, 1998 (Unaudited)

                                                          STRATEGIC        U.S.
                            DIVERSIFIED    HIGH YIELD       INCOME      GOVERNMENT
                                FUND          FUND           FUND          FUND
------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $ 16,869,830  $  19,558,338  $ 10,386,995  $  9,733,698
 Net realized gain or
  loss on securities,
  futures contracts and
  foreign currency
  related transactions...     (2,952,072)   (20,990,823)       66,640    (1,818,347)
 Net change in unrealized
  gain or loss on
  securities and foreign
  currency related
  transactions...........     (1,388,393)   (51,854,634)  (22,278,454)   10,087,943
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from
   operations............     12,529,365    (53,287,119)  (11,824,819)   18,003,294
------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................    (14,966,223)   (16,207,895)   (6,356,791)   (1,223,221)
  Class B................     (1,899,703)    (3,187,313)   (3,452,797)   (3,326,972)
  Class C................         (4,252)       (34,956)     (567,249)     (141,589)
  Class Y................           (441)      (204,752)      (84,816)   (5,041,916)
------------------------------------------------------------------------------------
  Total distributions to
   shareholders..........    (16,870,619)   (19,634,916)  (10,461,653)   (9,733,698)
------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................     18,220,077     37,718,782    29,396,743    78,194,533
 Proceeds from
  reinvestment of
  distributions..........      9,577,814     10,709,135     6,950,619     6,892,480
 Payment for shares
  redeemed...............    (59,821,602)   (90,662,902)  (56,391,267)  (77,644,701)
 Proceeds from shares
  issued in connection
  with the acquisition of
  CoreFund Government
   Income Fund...........              0              0             0    25,494,452
------------------------------------------------------------------------------------
  Net increase (decrease)
   in net assets
   resulting from capital
   share transactions....    (32,023,711)   (42,234,985)  (20,043,905)   32,936,764
------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............    (36,364,965)  (115,157,020)  (42,330,377)   41,206,360
 NET ASSETS
 Beginning of period.....    571,688,894    518,488,574   327,835,036   332,245,277
------------------------------------------------------------------------------------
 END OF PERIOD...........   $535,323,929  $ 403,331,554  $285,504,659  $373,451,637
------------------------------------------------------------------------------------
 Undistributed net
  investment income......   $    396,334  $  (1,538,518) $ (1,679,081) $          0
------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS
                           For the Periods Indicated

                                     DIVERSIFIED FUND                HIGH YIELD FUND
                           ------------------------------- ------------------------------
                            EIGHT MONTHS        YEAR         NINE MONTHS        YEAR
                                ENDED           ENDED           ENDED           ENDED
                           APRIL 30, 1998* AUGUST 31, 1997 APRIL 30, 1998** JULY 31, 1997
------------------------------------------------------------------------------------------
 OPERATIONS
 Net investment income...   $  20,588,791   $  31,196,362   $  30,356,602   $  43,434,059
 Net realized gain or
  loss on securities and
  foreign currency
  related transactions...      10,936,866      15,553,471      16,551,569       3,963,269
 Net change in
  unrealized gain or
  loss on securities and
  foreign currency
  related transactions...       3,546,444      13,350,772       3,464,809      33,119,281
------------------------------------------------------------------------------------------
  Net increase in net
   assets resulting from
   operations............      35,072,101      60,100,605      50,372,980      80,516,609
------------------------------------------------------------------------------------------
 DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net investment income
  Class A................      (9,491,102)              0      (9,975,169)              0
  Class B................     (11,097,556)    (32,942,625)    (20,369,058)    (44,757,060)
  Class C................             (35)              0         (12,343)              0
  Class Y................             (98)              0             (32)              0
------------------------------------------------------------------------------------------
   Total distributions to
    shareholders.........     (20,588,791)    (32,942,625)    (30,356,602)    (44,757,060)
------------------------------------------------------------------------------------------
 CAPITAL SHARE
  TRANSACTIONS
 Proceeds from shares
  sold...................      19,555,848      33,102,013      55,707,745     136,045,881
 Proceeds from
  reinvestment of
  distributions..........      11,421,930      18,107,160      17,078,485      25,311,702
 Payment for shares
  redeemed...............    (104,305,708)   (180,458,236)   (121,704,035)   (243,407,877)
 Proceeds from shares
  issued in acquisition
  of
  Evergreen Quality Bond
   Fund..................     172,832,659               0               0               0
------------------------------------------------------------------------------------------
  Net increase
   (decrease) in net
   assets resulting from
   capital share
   transactions..........      99,504,729    (129,249,063)    (48,917,805)    (82,050,294)
------------------------------------------------------------------------------------------
   Total increase
    (decrease) in net
    assets...............     113,988,039    (102,091,083)    (28,901,427)    (46,290,745)
 NET ASSETS
 Beginning of period.....     457,700,855     559,791,938     547,390,001     593,680,746
------------------------------------------------------------------------------------------
 END OF PERIOD...........   $ 571,688,894   $ 457,700,855   $ 518,488,574   $ 547,390,001
------------------------------------------------------------------------------------------
 Undistributed net
  investment income......   $     397,123   $   2,801,682   $  (1,461,940)  $  (1,468,219)
------------------------------------------------------------------------------------------

 *During the period, the Diversified Bond Fund changed its fiscal year end from
  August 31 to April 30.
**During the period, the High Yield Bond Fund changed its fiscal year end from July 31 to April 30.

                  See Combined Notes to Financial Statements.

[LOGO OF LONG TERM BOND FUND APPEARS HERE]

                      STATEMENTS OF CHANGES IN NET ASSETS
                           Year Ended April 30, 1998

                                              STRATEGIC INCOME  U.S. GOVERNMENT
                                                    FUND              FUND
-------------------------------------------------------------------------------
 OPERATIONS
 Net investment income......................    $ 14,251,249      $ 19,431,162
 Net realized gain or loss on securities
  and foreign currency related
  transactions..............................       5,635,717          (764,906)
 Net change in unrealized gain or loss on
  securities and foreign currency related
  transactions..............................       5,413,523         9,555,419
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations...............................      25,300,489        28,221,675
-------------------------------------------------------------------------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income
  Class A...................................      (5,750,571)       (2,040,357)
  Class B...................................      (7,053,895)       (7,875,544)
  Class C...................................      (1,374,051)         (261,054)
  Class Y...................................         (62,982)       (9,254,414)
-------------------------------------------------------------------------------
   Total distributions to shareholders......     (14,241,499)      (19,431,369)
-------------------------------------------------------------------------------
 CAPITAL SHARE TRANSACTIONS
 Proceeds from shares sold..................      52,265,456        63,710,601
 Proceeds from reinvestment of
  distributions.............................       8,043,638        13,377,697
 Payment for shares redeemed................     (89,713,499)      (83,317,244)
 Proceeds from shares issued in acquisition
  of:
  Blanchard Flexible Income Fund............     139,705,470                 0
  Keystone World Bond Fund..................      13,364,630                 0
  Keystone Government Securities Fund.......               0        41,845,369
-------------------------------------------------------------------------------
  Net increase in net assets resulting from
   capital share transactions...............     123,665,695        35,616,423
-------------------------------------------------------------------------------
   Total increase in net assets.............     134,724,685        44,406,729
 NET ASSETS
 Beginning of period........................     193,110,351       287,838,548
-------------------------------------------------------------------------------
 END OF PERIOD..............................    $327,835,036      $332,245,277
-------------------------------------------------------------------------------
 Undistributed net income...................    $ (1,604,423)     $          0
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

[EVERGREEN LOGO APPEARS HERE]

               COMBINED NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. ORGANIZATION

The Evergreen Long Term Bond Funds consist of Evergreen Diversified Bond Fund ("Diversified Bond Fund"), Evergreen High Yield Bond Fund ("High Yield Fund"), Evergreen Strategic Income Fund ("Strategic Income Fund") and Evergreen U.S. Government Fund ("U.S. Government Fund") (collectively the "Funds"). Each Fund is a diversified series of Evergreen Fixed Income Trust (the "Trust"), a Dela-ware business trust organized on September 17, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares of the Funds purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares of the Funds purchased prior to January 1, 1997 retain their ex-isting conversion rights. Class C shares are sold subject to a contingent de-ferred sales charge payable on shares redeemed within one year after the month of purchase. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advisory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

Effective January 9, 1998, the Diversified Bond Fund and High Yield Fund added two classes of shares designated as Class A and Class C and designated the ex-isting class of shares as Class B. Shareholders of these Funds who, on January 16, 1998, held Class B shares purchased before January 1, 1995 and certain other non-commissionable Class B shares had such shares converted to Class A shares having an aggregate value equal to that of the shareholder's Class B shares prior to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. VALUATION OF SECURITIES
U.S. government obligations held by the Funds are valued at the mean between the over-the-counter bid and asked prices. Corporate bonds, other fixed-income securities and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on mar-ket transactions for comparable securities and analysis of various relation-ships between similar securities which are generally recognized by institu-tional traders.

Securities traded on a national securities exchange or included on the NASDAQ National Market System ("NMS") at the last reported sales price on the exchange where primarily traded. The Funds value securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available or valuations are not readily available from an independent pricing service (including re-stricted securities) are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Securities with remaining maturities of 60 days or less are carried at amor-tized cost, which approximates market value.

[EVERGREEN LOGO APPEARS HERE]

B. REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, each Fund, except for U.S. Government Fund, along with certain other funds managed by Evergreen Investment Management Company (formerly known as Keystone Investment Management Company)("EIMCO"), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. REVERSE REPURCHASE AGREEMENTS
To obtain short-term financing, each Fund may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. FOREIGN CURRENCY
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain or loss resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gain or loss on securi-ties and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign cur-rency gains and losses between trade date and settlement date on investment se-curities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received and are included in realized gain or loss on foreign currency related transactions. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial pur-chase trade date and subsequent sale trade date is included in realized gain or loss on foreign currency related transactions.

E. FUTURES CONTRACTS
In order to gain exposure to or protect against changes in security values, each Fund may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Each Fund, except for U.S. Government Fund, may enter into forward foreign cur-rency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency

[EVERGREEN LOGO APPEARS HERE]
and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfa-vorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not ful-fill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

G. SECURITIES LENDING
In order to generate income and to offset expenses, each Fund may lend portfo-lio securities to brokers, dealers and other financial organizations. The Funds' investment advisers will monitor the creditworthiness of such borrowers. Loans of securities by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. Loans will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the collateral in portfo-lio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay reasonable fees in connection with such loans.

H. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on theex-dividend date or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

I. FEDERAL TAXES
The Funds have qualified and intend to continue to qualify as a regulated in-vestment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid any excise tax liability by making the required distributions un-der the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

J. DISTRIBUTIONS
Distributions from net investment income for the Funds are declared daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Certain distributions paid during previous years have been reclassified to conform with current year presentation.

K. CLASS ALLOCATIONS
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

[EVERGREEN LOGO APPEARS HERE]

3. ACQUISITIONS

Effective on the close of business on July 24, 1998, U.S. Government Fund ac-quired all of the assets and assumed certain liabilities of CoreFund Government Income Fund, in an exchange for Class A and Class Y shares of U.S. Government Fund.

Effective on the close of business on February 28, 1998, Strategic Income Fund acquired all of the assets and assumed certain liabilities of Blanchard Flexi-ble Income Fund, in an exchange for Class A shares of Strategic Income Fund.

Effective on the close of business on January 23, 1998, Diversified Bond Fund acquired substantially all the assets and assumed certain liabilities of Ever-green Quality Bond Fund, in an exchange for Class A and Class B shares of Di-versified Bond Fund.

Effective August 1, 1997 Strategic Income Fund acquired substantially all the assets and assumed certain liabilities of Keystone World Bond Fund in exchange for Class A, Class B and Class C shares of Strategic Income Fund. Also, the U.S. Government Fund acquired substantially all the assets and assumed certain liabilities of Keystone Government Securities Fund in exchange for Class A, Class B and Class C shares of the U.S. Government Fund.

All of the above acquisitions were accomplished by a tax-free exchange of shares of each respective fund. The value of assets acquired, number of shares issued, unrealized gain or loss acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:

                                                              Value of Net     Number of    Unrealized     Net Assets
Acquiring Fund                      Acquired Fund            Assets Acquired Shares Issued Gain or Loss After Acquisition
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Fund.... CoreFund Government Income Fund      $ 25,494,452     2,618,772    $  441,185    $333,331,520
Strategic Income Fund... Blanchard Flexible Income Fund        139,705,470    19,367,062     4,998,009     339,328,623
Diversified Fund........ Evergreen Quality Bond Fund           172,832,659    10,842,627     3,406,186     610,931,062
Strategic Income Fund... Keystone World Bond Fund               13,364,630     1,876,466       646,958     209,347,784
U.S. Government Fund.... Keystone Government Securities Fund     5,739,713       590,505        24,133     233,475,732

[EVERGREEN LOGO APPEARS HERE]

4. CAPITAL SHARE TRANSACTIONS

Each Fund has an unlimited number of shares of beneficial interest with a par value of $0.001 authorized. Shares of beneficial interest of the Funds are cur-rently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

--------------------------------------------------------------------------------
DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

                                Six Months Ended            Period Ended
                                October 31, 1998           April 30, 1998*
                             ------------------------  ------------------------
                               Shares       Amount       Shares       Amount
--------------------------------------------------------------------------------
CLASS A
Shares sold ...............     337,307  $  5,354,851     136,952  $  2,185,530
Shares issued in
 reinvestment of
 distributions.............     536,708     8,575,423     362,116     5,781,141
Shares redeemed............  (2,936,094)  (46,888,020) (2,951,611)  (47,145,413)
Shares issued in connection
 with the acquisition of
 Evergreen Quality Bond
 Fund......................           0             0   9,827,053   156,644,304
Automatic conversion of
 Class B shares............           0             0  24,126,331   387,832,940
--------------------------------------------------------------------------------
Net increase (decrease)....  (2,062,079) ($32,957,746) 31,500,841  $505,298,502
--------------------------------------------------------------------------------

* For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.

                           Six Months Ended            Period Ended                  Year Ended
                           October 31, 1998           April 30, 1998*             August 31, 1997
                         ----------------------  --------------------------  ---------------------------
                          Shares      Amount       Shares        Amount         Shares        Amount
---------------------------------------------------------------------------------------------------------
CLASS B
Shares sold ............  767,679  $ 12,239,687    1,090,412  $  17,341,006     2,182,629  $  33,102,013
Shares issued in
 reinvestment of
 distributions..........   62,610     1,000,344      357,152      5,640,678     1,195,855     18,107,160
Shares redeemed......... (785,029)  (12,535,992)  (3,620,580)   (57,160,295)  (11,912,272)  (180,458,236)
Shares issued in
 connection with the
 acquisition of
 Evergreen Quality Bond
 Fund...................        0             0    1,015,574     16,188,355             0              0
Automatic conversion of
 shares to Class A......        0             0  (24,126,331)  (387,832,940)            0              0
---------------------------------------------------------------------------------------------------------
Net increase
 (decrease).............   45,260  $    704,039  (25,283,773) ($405,823,196)   (8,533,788) ($129,249,063)
---------------------------------------------------------------------------------------------------------

* For the eight month period ended April 30, 1998. The Fund changed its fiscal year end from August 31 to April 30, effective April 30, 1998.

                                                                 Period Ended
                                            Six Months Ended      April 30,
                                            October 31, 1998        1998*
                                            ------------------  --------------
                                            Shares    Amount    Shares Amount
-------------------------------------------------------------------------------
CLASS C
Shares sold ...............................  36,002  $ 571,257  1,432  $22,837
Shares issued in reinvestment of
 distributions.............................      95      1,527      1       13
Shares redeemed............................ (24,710)  (390,919)     0        0
-------------------------------------------------------------------------------
Net increase...............................  11,387  $ 181,865  1,433  $22,850
-------------------------------------------------------------------------------
* For the period from April 7, 1998 (commencement of class operations) to April
  30, 1998.

                                                                 Period Ended
                                            Six Months Ended      April 30,
                                            October 31, 1998        1998*
                                            ------------------  --------------
                                            Shares    Amount    Shares Amount
-------------------------------------------------------------------------------
CLASS Y
Shares sold ...............................   2,984  $  54,282    407  $ 6,475
Shares issued in reinvestment of
 distributions.............................      26        520      6       98
Shares redeemed............................    (413)    (6,671)     0        0
-------------------------------------------------------------------------------
Net increase...............................   2,597  $  48,131    413  $ 6,573
-------------------------------------------------------------------------------

* For the period from April 7, 1998 (commencement of class operations) to April 30, 1998.

[EVERGREEN LOGO APPEARS HERE]

--------------------------------------------------------------------------------
High Yield Fund
--------------------------------------------------------------------------------

                               Six Months Ended            Period Ended
                               October 31, 1998           April 30, 1998*
                           -------------------------  ------------------------
                             Shares        Amount       Shares       Amount
-------------------------------------------------------------------------------
CLASS A
Shares sold..............    3,502,481  $ 14,992,498   1,781,307  $  8,100,467
Shares issued in
 reinvestment of
 distributions...........    2,153,074     9,083,236   1,396,499     6,343,412
Shares redeemed..........  (14,313,113)  (61,643,286) (7,005,782)  (31,868,872)
Automatic conversion of
 Class B shares..........            0             0  96,655,555   436,706,228
-------------------------------------------------------------------------------
Net increase (decrease)..   (8,657,558) ($37,567,552) 92,827,579  $419,281,235
-------------------------------------------------------------------------------

*For the period from January 20, 1998 (commencement of class operations) to April 30, 1998.

                            Six Months Ended              Period Ended                 Year Ended
                             October 31,1998            April 30, 1998*               July 31,1997
                         ------------------------  ---------------------------  --------------------------
                           Shares       Amount        Shares        Amount        Shares        Amount
-----------------------------------------------------------------------------------------------------------
CLASS B
Shares sold.............  3,114,478  $ 13,358,045    10,409,185  $  46,341,356   32,280,201  $ 136,045,881
Shares issued in
 reinvestment of
 distributions..........    349,407     1,477,230     2,427,463     10,723,559    5,995,434     25,311,702
Shares redeemed......... (6,441,269)  (28,005,412)  (20,273,137)   (89,733,998) (57,681,924)  (243,407,877)
Automatic conversion of
 shares to Class A......          0                 (96,655,555)  (436,706,228)           0              0
-----------------------------------------------------------------------------------------------------------
Net decrease............ (2,977,384) ($13,170,137) (104,092,044) ($469,375,311) (19,406,289)  ($82,050,294)
-----------------------------------------------------------------------------------------------------------

*For the nine month period ended April 30, 1998. The Fund changed its fiscal year end from July 31 to April 30, effective April 30, 1998.

                                     Six Months Ended        Period Ended
                                     October 31,1998       April 30, 1998*
                                   ---------------------  -------------------
                                    Shares      Amount    Shares     Amount
------------------------------------------------------------------------------
CLASS C
Shares sold.......................   164,967  $  708,392  273,398  $1,240,926
Shares issued in reinvestment of
 distributions....................     4,614      19,658    2,527      11,482
Shares redeemed...................  (172,505)   (765,563) (21,094)    (96,165)
------------------------------------------------------------------------------
Net increase (decrease)...........    (2,924)   ($37,513) 254,831  $1,156,243
------------------------------------------------------------------------------
*For the period from January 22, 1998 (commencement of class operations) to
  April 30, 1998.

                                     Six Months Ended        Period Ended
                                     October 31,1998       April 30, 1998*
                                   ---------------------  -------------------
                                    Shares      Amount    Shares     Amount
------------------------------------------------------------------------------
CLASS Y
Shares sold....................... 1,948,271  $8,659,847    5,506  $   24,996
Shares issued in reinvestment of
 distributions....................    32,321     129,011        7          32
Shares redeemed...................   (55,687)   (248,641)  (1,101)     (5,000)
------------------------------------------------------------------------------
Net increase...................... 1,924,905  $8,540,217    4,412  $   20,028
------------------------------------------------------------------------------

*For the period from April 14, 1998 (commencement of class operations) to April
  30, 1998.

[EVERGREEN LOGO APPEARS HERE]

--------------------------------------------------------------------------------
Strategic Income Fund
--------------------------------------------------------------------------------

                                 Six Months Ended             Year Ended
                                 October 31, 1998           April 30, 1998
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
 CLASS A
 Shares sold...............    1,719,999  $ 12,085,146   1,976,718  $ 14,098,759
 Shares issued in
  reinvestment of
  distributions............      659,073     4,575,492     483,710     3,454,392
 Shares redeemed...........   (4,729,308)  (33,162,056) (4,673,022)  (33,390,153)
 Shares issued in
  connection with the
  acquisition of
 Blanchard Flexible Income
  Fund.....................            0             0  19,367,062   139,705,470
 Keystone World Bond Fund..            0             0   1,077,718     7,661,303
---------------------------------------------------------------------------------
 Net increase (decrease)...   (2,350,236) ($16,501,418) 18,232,186  $131,529,771
---------------------------------------------------------------------------------
 CLASS B
 Shares sold...............    2,160,673  $ 15,108,890   4,345,019  $ 30,951,849
 Shares issued in
  reinvestment of
  distributions............      283,802     1,978,590     515,938     3,680,766
 Shares redeemed...........   (2,786,098)  (19,511,224) (5,964,560)  (42,581,723)
 Shares issued in
  connection with the
  acquisition of
 Keystone World Bond Fund..            0             0     645,853     4,612,694
---------------------------------------------------------------------------------
 Net decrease..............     (341,623)  ($2,423,744)   (457,750)  ($3,336,414)
---------------------------------------------------------------------------------
 CLASS C
 Shares sold...............      174,311  $  1,196,099     261,961  $  1,864,408
 Shares issued in
  reinvestment of
  distributions............       51,594       360,223     122,073       868,861
 Shares redeemed...........     (471,751)   (3,329,062) (1,375,841)   (9,783,791)
 Shares issued in
  connection with the
  acquisition of
 Keystone World Bond Fund..            0             0     152,895     1,090,633
---------------------------------------------------------------------------------
 Net decrease..............     (245,846)  ($1,772,740)   (838,912)  ($5,959,889)
---------------------------------------------------------------------------------
 CLASS Y
 Shares sold...............      126,900  $  1,006,608     761,672  $  5,350,440
 Shares issued in
  reinvestment of
  distributions............        5,366        36,314       5,675        39,619
 Shares redeemed...........      (57,631)     (388,925)   (562,382)   (3,957,832)
---------------------------------------------------------------------------------
 Net increase..............       74,635  $    653,997     204,965  $  1,432,227
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Fund
--------------------------------------------------------------------------------

                                 Six Months Ended             Year Ended
                                 October 31, 1998           April 30, 1998
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
 CLASS A
 Shares sold...............    3,191,712  $ 31,286,779   1,510,987  $ 14,617,089
 Shares issued in
  reinvestment of
  distributions............       80,941       795,673     133,072     1,282,497
 Shares redeemed...........   (2,634,833)  (25,712,114) (1,642,684)  (15,825,689)
 Shares issued in
  connection with the
  acquisition of
 CoreFund Government Income
  Fund.....................      151,299     1,472,982           0             0
 Keystone Government
  Securities Fund..........            0             0   2,239,125    21,547,304
---------------------------------------------------------------------------------
 Net increase..............      789,119  $  7,843,320   2,240,500  $ 21,621,201
---------------------------------------------------------------------------------
 CLASS B
 Shares sold...............    1,525,632  $ 15,057,643     716,498  $  6,914,840
 Shares issued in
  reinvestment of
  distributions............      184,447     1,811,866     414,856     3,988,496
 Shares redeemed...........   (1,864,486)  (18,270,500) (4,306,873)  (41,415,996)
 Shares issued in
  connection with the
  acquisition of
 Keystone Government
  Securities Fund..........            0             0   1,507,183    14,503,355
---------------------------------------------------------------------------------
 Net decrease..............     (154,407)  ($1,400,991) (1,668,336) ($16,009,305)
---------------------------------------------------------------------------------
 CLASS C
 Shares sold...............      102,016  $  1,004,787      94,591  $    908,119
 Shares issued in
  reinvestment of
  distributions............        8,461        83,055      16,871       162,793
 Shares redeemed...........     (110,901)   (1,085,404)   (173,356)   (1,672,822)
 Shares issued in
  connection with the
  acquisition of
 Keystone Government
  Securities Fund..........            0             0     602,218     5,794,710
---------------------------------------------------------------------------------
 Net increase..............         (424) $      2,438     540,324  $  5,192,800
---------------------------------------------------------------------------------
 CLASS Y
 Shares sold...............    3,138,555  $ 30,845,324   4,285,039  $ 41,270,553
 Shares issued in
  reinvestment of
  distributions............      427,560     4,201,886     825,744     7,943,911
 Shares redeemed...........   (3,335,575)  (32,576,683) (2,541,523)  (24,402,737)
 Shares issued in
  connection with the
  acquisition of
 CoreFund Government Income
  Fund.....................    2,467,473    24,021,470           0             0
---------------------------------------------------------------------------------
 Net increase..............    2,698,013  $ 26,491,997   2,569,260  $ 24,811,727
---------------------------------------------------------------------------------

[EVERGREEN LOGO APPEARS HERE]

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (excluding short-term securities) were as follows for the six months ended October 31, 1998:

                                         Cost of                  Proceeds
                                        Purchases                from Sales
                                ------------------------- -------------------------
                                    U.S.       Non-U.S.       U.S.       Non-U.S.
                                 Government   Government   Government   Government
                             ------------------------------------------------------
       Diversified Bond Fund... $ 68,842,900 $176,493,974 $ 52,978,931 $253,921,791
       High Yield Fund.........   29,802,844  288,035,790   30,172,031  308,548,141
       Strategic Income Fund...  148,171,799  188,711,650  172,195,503  187,332,489
       U.S. Government Fund....  130,838,753   23,122,300  118,523,826            0

On July 27, 1998, U.S. Government Fund acquired U.S. Government securities, ex-cluding short-term securities, with an aggregate cost $22,471,886 through the Fund's acquisition of CoreFund Government Income Fund.

During the six months ended October 31, 1998, the Funds entered into reverse repurchase agreements as follows:

                                  Average Daily
                                     Balance    Weighted Average Maximum Amount
                                   Outstanding   Interest Rate    Outstanding*
                                 ----------------------------------------------
        Diversified Bond Fund....  $4,393,759        4.466%        $9,387,055
        Strategic Income Fund....   2,980,770        5.520          9,876,542

          -------
          *The Maximum Amount Outstanding under reverse repurchase agreements includes accrued interest.

On October 31, 1998, the Diversified Bond Fund had reverse repurchase agree-ments outstanding in the amount of $5,112,736 (including accrued interest) with interest rates varying from 1.25% to 6.00%.

Diversified Bond Fund loaned securities during the six months ended October 31, 1998 to certain brokers who paid the Fund a negotiated lenders' fee. At October 31, 1998, the value of securities on loan and the value of collateral amounted to $3,277,928, and $4,074,790, respectively. During the six months ended Octo-ber 31, 1998, the Fund earned $34,512 in income from securities lending.

As of April 30, 1998, the Funds had capital loss carryovers for federal income tax purposes as follows:

                    Capital
                      Loss       Expires     Expires      Expires     Expires     Expires      Expires    Expires    Expires
                   Carryover      1999         2000        2001        2002         2003        2004        2005       2006
------------------------------------------------------------------------------------------------------------------------------
Diversified Bond
 Fund...........  $159,339,000 $85,002,000           -- $19,436,000 $ 6,153,000 $ 28,736,000 $20,012,000         --         --
High Yield
 Fund...........   364,062,000  91,150,000 $122,350,000          --  44,605,000  105,957,000          --         --         --
Strategic Income
 Fund...........    71,926,000          --   14,074,000  15,390,000          --    7,390,000  35,072,000         --         --
U.S. Government
 Fund...........    22,367,000          --           --   1,978,000   6,522,000    3,703,000   2,973,000 $3,820,000 $3,371,000

In addition to capital loss carryovers, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended April 30, 1998, U.S. Government Fund incurred and has elected to defer $444,321 of such capital losses.

6. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly-owned subsidiary of The BISYS Group Inc. ("BISYS"), serves as principal underwriter to each of the Funds.

The Fund has adopted Distribution Plans for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to reimburse its principal underwriter for costs related to selling shares of the fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the fund, are paid by the fund through expenses called "Distribution Plan expenses". Each class, except Class Y, currently pays a service fee equal to 0.25% (annualized) of the aver-age daily net asset of the class. Class B and Class C also pay distribution fees equal to 0.75% (annualized) of its average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

[EVERGREEN LOGO APPEARS HERE]

During the six months ended October 31, 1998, amounts paid to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                                      Class A  Class B  Class C
                                                -----------------------------
       Diversified Bond Fund......................... $610,557 $353,379 $   778
       High Yield Fund...............................  477,347  412,268   4,529
       Strategic Income Fund.........................  225,210  547,279  90,064
       U.S. Government Fund..........................   52,420  646,780  27,577

With respect to Class B and Class C shares, the principal underwriter may pay 12b-1 fees greater than the allowable annual amounts the Fund is permitted to pay. The Fund may reimburse the principal underwriter for such excess amounts in later years with annual interest at the prime rate plus 1.00%.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Contingent deferred sales charges paid by redeeming shareholders are paid to EDI.

7. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT AND OTHER AFFILIATED
 TRANSACTIONS

EIMCO, a subsidiary of First Union, is the investment advisor for Diversified Bond Fund, High Yield Fund and Strategic Income Fund. In return for providing investment management and administrative services to the Funds, the Funds pay EIMCO an Advisory fee that is calculated daily and paid monthly. The management fee is computed at an annual rate of 2.00% of the Fund's gross investment in-come plus an amount determined by applying percentage rates starting at 0.50% and declining to 0.25% per annum as net assets increase, to the average daily net assets of the Funds. For the six months ended October 31, 1998, EIMCO waived advisory fees of $176,977 and $231,191, respectively, for High Yield Fund and Strategic Income Fund.

The Capital Management Group ("CMG") of First Union National Bank of North Car-olina, a subsidiary of First Union, serves as the investment adviser to the U.S. Government Fund and is paid an Advisory fee that is computed and paid monthly at an annual rate of 0.50% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), a subsidiary of First Union National Bank, is the administrator and BISYS Fund Services is sub-administrator for each Fund. As Administrator, EIS provides the Funds with facilities, equipment and personnel. As Sub-Administrator BISYS provides the officers of the Funds.

As administrator for the U.S. Government Fund, EIS is entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its advisory subsidiaries are also the investment advis-ers. The administration fee for the U.S. Government Fund is calculated by ap-plying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net asset value of the Fund. For the six months ended October 31, 1998, the U.S. Government Fund paid or accrued to EIS $37,195. For Diversified Bond Fund, High Yield Bond Fund and Strategic In-come Fund the expense for providing administration services are incurred by EIMCO and are reimbursed by the Funds. For the six months ended October 31, 1998, Diversified Bond Fund, High Yield Fund and Strategic Income Fund reim-bursed EIMCO for certain accounting and administration expenses of $42,226, $30,927 and $24,314, respectively.

The sub-administration fee for each Fund is calculated by applying percentage rates, which start at 0.01% and decline to 0.004% as net assets increase, to the average daily net asset value of the Fund. For each Fund, except for U.S. Government Fund, the sub-administration fee is paid by EIMCO and is not a fund expense.

Evergreen Service Company ("ESC"), an indirect wholly-owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds. The Funds have entered into an expense offset arrangement with ESC relating to cer-tain cash balances held at First Union for the benefit of the Evergreen Funds.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

[EVERGREEN LOGO APPEARS HERE]

8. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an expense offset arrangement with their custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in each Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly in-stallments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

10. FINANCING AGREEMENT

On December 22, 1997, a financing agreement among all of the Evergreen Funds, State Street and a group of Banks became effective. Under this agreement, the Banks provide an unsecured credit facility in the aggregate amount of $400 mil-lion ($275 million committed and $125 million uncommitted). The credit facility is allocated, under the terms of the financing agreement, among the Banks. The credit facility is to be accessed by the Funds for temporary or emergency pur-poses only and is subject to each Fund's borrowing restrictions. Borrowings un-der this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be incurred on the unused por-tion of the committed facility, which will be allocated to all funds. For its assistance in arranging this financing agreement, the Capital Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street serves as administrative agent for the Banks, and as administrative agent is entitled to a fee of $20,000 per annum which is allocated to all of the Funds.

During the six months ended October 31, 1998, the Funds had no borrowings under this agreement.

11. YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

                                Evergreen Funds


Money Market
Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Exempt
Short Intermediate Municipal Fund
High Grade Tax Free Fund
Tax Free Fund
California Tax Free Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
Massachusetts Tax Free Fund
Missouri Tax Free Fund
New Jersey Tax Free Income Fund
New York Tax Free Fund
North Carolina Municipal Bond Fund
Pennsylvania Tax Free Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund

Income
Capital Preservation and Income Fund
Short Intermediate Bond Fund
Intermediate Term Government Securities Fund
Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund

Balanced
American Retirement Fund
Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income
Utility Fund
Income and Growth Fund
Fund for Total Return
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Equity Income Fund

Domestic Growth
Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Micro Cap Fund

Global International
Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund

Express Line
800.346.3858

Investor Services
800.343.2898

Retirement Plan Services
800.247.4075

www.evergreen-funds.com

61533                                                          541075 RV2 12/98

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                                                         BULK RATE
                                                       U.S. POSTAGE
                                                           PAID
                                                       PERMIT NO. 19
                                                        HUDSON, MA
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